                       SUPPLEMENT DATED SEPTEMBER 30, 2002
                       TO INVESTOR CLASS PROSPECTUS OF THE
                    ARIEL MUTUAL FUNDS DATED FEBRUARY 1, 2002

The Portfolio Manager of Ariel Appreciation Fund is John W. Rogers, Jr., founder, Chairman, Chief Executive Officer and Chief Investment Officer of Ariel Capital Management, Inc. Mr. Rogers replaces Eric T. McKissack as Portfolio Manager. Mr. Rogers' biography can be found on page 36 of the prospectus.

                       SUPPLEMENT DATED SEPTEMBER 30, 2002
                    TO INSTITUTIONAL CLASS PROSPECTUS OF THE
                    ARIEL MUTUAL FUNDS DATED FEBRUARY 1, 2002

Eric T. McKissack has resigned as Trustee of Ariel Mutual Funds and from his positions with Ariel Capital Management, Inc.

ARIEL MUTUAL FUNDS

PROSPECTUS: FEBRUARY 1, 2002
AS REVISED SEPTEMBER 30, 2002

STOCKS

ARIEL FUND

ARIEL APPRECIATION FUND

ARIEL PREMIER GROWTH FUND-
INVESTOR CLASS

BONDS

ARIEL PREMIER BOND FUND-
INVESTOR CLASS

[COMPANY LOGO](SM)

The Securities and Exchange Commission has not approved or disapproved of the shares of Ariel Mutual Funds. Nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[COMPANY LOGO]
Inside

Ariel Stock Funds Overview                                                    1

Ariel Premier Bond Fund-Investor Class                                        9
  Overview

Ariel Fund and Ariel Appreciation Fund                                       15
  Our Value Approach In-depth

Ariel Premier Growth Fund-Investor Class                                     20
  Our Growth Approach In-depth

Ariel Stock Funds Financial Highlights                                       25

Ariel Premier Bond Fund-Investor Class                                       28
  Our Fixed Income Approach In-depth

Ariel Premier Bond Fund-Investor Class                                       31
  Financial Highlights

How The Ariel Mutual Funds Are Organized                                     33

Managing Your Ariel Account                                                  43

Privacy Notice                                                               60

ARIEL STOCK FUNDS OVERVIEW

THE ARIEL FUND,
ARIEL APPRECIATION FUND AND
ARIEL PREMIER GROWTH FUND
ARE NO-LOAD MUTUAL FUNDS
THAT SEEK LONG-TERM
CAPITAL APPRECIATION.

ARIEL STOCK FUNDS OVERVIEW

PRINCIPAL INVESTMENT STRATEGY

The ARIEL FUND invests primarily in the stocks of small companies with a MARKET CAPITALIZATION* under $2 billion at the time of investment.

The ARIEL APPRECIATION FUND invests primarily in the stocks of medium-sized companies with market capitalizations between $1 billion and $10 billion at the time of investment.

The ARIEL PREMIER GROWTH FUND invests primarily in the stocks of large companies with market capitalizations greater than $10 billion at the time of investment. The investment sub-adviser for Ariel Premier Growth Fund, Lincoln Capital Management Company, seeks to invest in a small number of large companies which it believes to have exceptional growth prospects. This growth orientation and emphasis on larger companies is different from the strategies of the two value-oriented Ariel Stock Funds, Ariel Fund and Ariel Appreciation Fund, and offers investors an additional opportunity to diversify their investments.

The Ariel Fund and Ariel Appreciation Fund both seek to invest in undervalued companies that are widely misunderstood, ignored or underfollowed by institutional investors, Wall Street analysts and the media. These companies share several attributes that the Funds' investment adviser, Ariel Capital Management, Inc., believes should result in capital appreciation over time:

- a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition

-    capable, dedicated management

[SIDENOTE]

*MARKET CAPITALIZATION, OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK. THE CHART BELOW USES MARKET CAP TO COMPARE THE AVERAGE SIZE OF COMPANIES HELD BY THE ARIEL STOCK FUNDS, AS WELL AS COMPANIES IN THE STANDARD & POOR'S 500-STOCK INDEX.

AVERAGE MARKET CAPITALIZATION AS OF 12/31/01
(in billions of dollars)

[CHART]

Ariel Premier Growth Fund              $39.1 billion
S&P 500-stock Index                     $9.3 billion
Ariel Appreciation Fund                 $4.5 billion
Ariel Fund                              $1.2 billion

- a solid balance sheet with high levels of cash flow and a low burden of debt

-    a long history of consistent earnings growth

Similar to the Ariel Fund and the Ariel Appreciation Fund, the Ariel Premier Growth Fund also relies on in-depth research to seek sound companies that share attributes which should result in capital appreciation over time. These attributes include:

-    solid business models

-    strong financial statements

-    experienced management

- advantaged competitive positioning in growth sectors of the worldwide economy

The essence of the Ariel Stock Funds' strategy is patience. Ariel Fund and Ariel Appreciation Fund hold investments for a relatively long period of time--typically three to five years. Although Ariel Premier Growth Fund is expected to have a somewhat higher rate of turnover, it also shares a relatively long-term focus.

THE ARIEL PREMIER GROWTH FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve the Ariel Stock Funds' objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in any of the Ariel Stock Funds. The table below lists some of the principal risks of investing in the Ariel Stock Funds and the measures we take in attempting to limit those risks:

RISKS                                          HOW WE TRY TO MANAGE THEM
The stocks in companies held by the            Ariel Fund and Ariel Appreciation Fund avoid startup
Ariel Stock Funds could fall out of favor.     ventures and highly cyclical or speculative companies,
                                               and seek companies with solid finances and proven
                                               records. As a large cap growth fund, Ariel Premier Growth
                                               Fund will own both cyclical and secular growth companies,
                                               and will also seek companies with solid finances and
                                               proven records.

As the Ariel Stock Funds hold rela-            Research stocks exhaustively before purchase; monitor
tively few stocks, a fluctuation in one        continuously after purchase; limit the value of a single
stock could significantly affect the           stock as a percentage of total Fund--if its price rises to
Funds' overall performance.                    exceed the limit, sell the excess.

The general level of stock                     Ariel Fund and Ariel Appreciation Fund buy stocks whose
prices could decline.                          prices are low relative to their earnings potential; such stocks have done better than the market average in past declines.
                                               Conversely, Ariel Premier Growth Fund may be expected to
                                               more closely reflect broad stock market moves.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS--AND WHO SHOULD NOT

You should consider investing in the Ariel Stock Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Funds if you anticipate a near-term need--typically within five years--for either the principal or the gains from your investment.

[SIDENOTE]

AN INVESTMENT IN ANY OF THE ARIEL STOCK FUNDS, LIKE ANY MUTUAL FUND, IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar charts and tables on the next page can help you evaluate the potential risk and reward of investing in the Ariel Stock Funds by noting changes in the Funds' performance from year to year. They also show how the Funds' average annual total returns for the last one, five and ten years, and since inception, compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

For any Fund, you should evaluate total return in light of the Fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar charts for the Ariel Fund and Ariel Appreciation Fund show each Fund's total return for each of the last ten calendar years. The returns include reinvestment of all dividends and distributions.

The tables compare AVERAGE annual total returns for the Ariel Fund and Ariel Appreciation Fund with standard benchmark indices: THE S&P 500 INDEX*, the RUSSELL 2000 INDEX* and the RUSSELL 2000 VALUE INDEX* for the Ariel Fund; the S&P 500 Index, the RUSSELL MIDCAP INDEX* and the RUSSELL MIDCAP VALUE INDEX* for the Ariel Appreciation Fund. The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

There are no bar charts or tables for the Ariel Premier Growth Fund as the inception date for this Fund is February 1, 2002. In the future, the average annual total returns for this Fund will be compared with the S&P 500 Index and the RUSSELL 1000 GROWTH INDEX.*

[SIDENOTE]

*THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES.

THE RUSSELL 1000 GROWTH INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES BELIEVED TO HAVE HIGHER PROJECTED GROWTH PROSPECTS.

THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX, THE RUSSELL MIDCAP INDEX AND THE RUSSELL MIDCAP VALUE INDEX ARE MORE RELEVANT INDICES FOR THE ARIEL FUND AND ARIEL APPRECIATION FUND, RESPECTIVELY:

-    THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF SMALLER COMPANIES.

- THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF SMALLER, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

- THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED COMPANIES.

- THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

ARIEL FUND - ARGFX
Inception: November 6, 1986

TOTAL RETURN

[CHART]

'92         11.73%
'93          8.72%
'94         -4.22%
'95         18.52%
'96         23.51%
'97         36.44%
'98          9.89%
'99         -5.76%
'00         28.76%
'01         14.21%

Best Quarter:        4Q '98          20.10%
Worst Quarter:       3Q '98         -15.61%

Return for the fiscal quarter ended 12/31/01 was 14.32%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

                                                                    SINCE
                               1 YEAR      5 YEARS    10 YEARS    INCEPTION
  Ariel Fund                    14.21%      15.75%     13.47%      14.56%
  Russell 2000 Index             2.49%       7.52%     11.51%      10.48%
  Russell 2000 Value Index      14.02%      11.21%     15.11%      12.58%
  S&P 500 Index                -11.89%      10.70%     12.94%      13.46%

ARIEL APPRECIATION FUND - CAAPX
Inception: December 1, 1989

TOTAL RETURN

[CHART]

'92        13.24%
'93         7.94%
'94        -8.39%
'95        24.16%
'96        23.72%
'97        37.95%
'98        19.55%
'99        -3.79%
'00        18.82%
'01        16.23%

Best Quarter:       4Q '98         23.38%
Worst Quarter:      3Q '98        -12.92%

Return for the fiscal quarter ended 12/31/01 was 16.70%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

                                                                    SINCE
                                1 YEAR     5 YEARS    10 YEARS    INCEPTION
  Ariel Appreciation Fund       16.23%      16.99%     14.19%      14.19%
  Russell Midcap Index          -5.62%      11.40%     13.58%      13.37%
  Russell Midcap Value Index     2.33%      11.46%     14.41%      13.26%
  S&P 500 Index                -11.89%      10.70%     12.94%      12.98%

ANNUAL OPERATING EXPENSES

The table below describes the Funds' fees and expenses. If you buy and hold shares in the Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund, you bear these fees indirectly. ALL ARIEL STOCK FUNDS ARE "NO-LOAD" FUNDS. YOU DO NOT PAY A SALES CHARGE WHEN YOU BUY OR SELL SHARES.

                                 ARIEL FUND             ARIEL APPRECIATION
                            PERCENTAGE OF AVERAGE      PERCENTAGE OF AVERAGE
                            DAILY NET FUND ASSETS      DAILY NET FUND ASSETS
----------------------------------------------------------------------------
 Management fees                   0.65%                   0.75%
 Distribution (12b-1) fees         0.25%                   0.25%
 Other expenses                    0.29%                   0.26%
 ---------------------------------------------------------------------------
 Total annual operating
 expenses                          1.19%                   1.26%

Fees and expenses for Ariel Fund and Ariel Appreciation Fund are based on the fiscal year ended September 30, 2001.

                              ARIEL PREMIER GROWTH-
                                 INVESTOR CLASS
                              PERCENTAGE OF AVERAGE
                              DAILY NET FUND ASSETS(a)
------------------------------------------------------
 Management fees                     0.60%
 Distribution (12b-1) fees           0.25%
 Other expenses                      0.40%
 -----------------------------------------
 Total annual operating
 expenses                            1.25%
 Fee waiver and/or
 expense reimbursement               0.10%
 -----------------------------------------
 Net expenses                        1.15%


(a) Other expenses for the new Ariel Premier Growth Fund - Investor Class are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004. The Adviser may or may not extend this cap after that date. However, total annual operating expenses are limited under the Management Agreement and shall not exceed 1.25%.

[SIDENOTE]

-   MANAGEMENT FEES
    COVER THE COSTS OF MANAGING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

- 12b-1 FEES PAY FOR PROMOTION AND DISTRIBUTION OF FUND SHARES AND SERVICES PROVIDED TO SHAREHOLDERS. BECAUSE THESE FEES ARE PAID FROM FUND ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN OTHER TYPES OF SALES CHARGES.

- OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND TRUSTEES.

EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment in Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund-Investor Class based on each Fund's current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period. For the Ariel Premier Growth Fund example, the Fund's net annual operating expenses are used.

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Ariel Fund                     $121      $378      $654     $1,443
 Ariel Appreciation Fund        $128      $400      $692     $1,523
 Ariel Premier Growth Fund-
 Investor Class                 $117      $365       N/A      N/A

The examples are hypothetical and are presented for the purpose of comparing the Funds' expense ratios with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

ARIEL PREMIER BOND FUND-INVESTOR CLASS OVERVIEW

THE ARIEL PREMIER BOND FUND
SEEKS TO MAXIMIZE
TOTAL RETURN THROUGH A
COMBINATION OF INCOME
AND CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Ariel Premier Bond Fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch IBCA, Duff & Phelps. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

Although the Ariel Premier Bond Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing TOTAL RETURN* on its investments, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Ariel Premier Bond Fund. The table on the next page lists some of the principal risks of investing in the Ariel Premier Bond Fund, as well as the measures Lincoln Capital takes in attempting to limit those risks.

THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

[SIDENOTE]

*A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN. THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

RISKS                                                HOW THE FUND TRIES TO MANAGE THEM
--------------------------------------------------------------------------------------------------
Issuers of bonds held by the Fund cannot             On average, only holds bonds with high credit
make timely payments of either interest or           ratings, A or better.
principal when they are due.

Highly rated bonds are downgraded                    Conducts independent evaluation of the
because of the issuer's financial problems.          creditworthiness of the bonds and
                                                     their issuers.

Bond prices decline because of an                    Actively manages average duration in
increase in interest rates.                          anticipation of interest rate changes.

WHO SHOULD CONSIDER INVESTING IN THE FUND -- AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which will occur from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

You should not consider investing in the Ariel Premier Bond Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on the next page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund-Investor Class. The bar chart shows the Fund's total return for each full calendar year after inception on February 1, 1997. The table compares the Fund's average annual total return with the return of a relevant benchmark, the LEHMAN BROTHERS AGGREGATE BOND INDEX.*

Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time period.

As is the case with indices, the Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

[SIDENOTE]

*THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.

ARIEL PREMIER BOND FUND-INVESTOR CLASS - APBRX
Inception: February 1, 1997

TOTAL RETURN

'98            7.23%
'99           -0.97%
'00            9.75%
'01            7.01%

Best Quarter:       3Q '01            4.34%
Worst Quarter:      2Q '99           -1.12%

Return for the fiscal quarter ended 12/31/01 was -0.17%.
The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

                                               1 YEAR   3 YEARS  SINCE INCEPTION
  Ariel Premier Bond Fund-Investor Class        7.01%     5.16%       6.32%
  Lehman Brothers Aggregate Bond Index          8.44%     6.28%       7.49%

ANNUAL OPERATING EXPENSES

The table below shows the Fund's fees and expenses. If you buy and hold shares in the Ariel Premier Bond Fund- Investor Class, you bear these fees indirectly. These expenses are paid from the Fund's assets.

                                       PERCENTAGE OF AVERAGE
                                       DAILY NET FUND ASSETS
 Management fees                             0.60%
 Distribution (12b-1) fees                   0.25%
 Other expenses                               --
--------------------------------------------------
 Total annual operating expenses             0.85%

FEE AND EXPENSES ARE BASED ON THE FISCAL YEAR ENDED SEPTEMBER 30, 2001.

Ariel Capital Management paid the Ariel Premier Bond Fund's other expenses.

EXAMPLE

The example below illustrates the expenses you would incur on a $10,000 investment in the Ariel Premier Bond Fund-Investor Class based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeemed your shares at the end of each time period.

                              1 YEAR    3 YEARS  5 YEARS  10 YEARS
Ariel Premier Bond Fund-
  Investor Class               $87        $271     $471    $1,049

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

ARIEL FUND AND
ARIEL APPRECIATION FUND

OUR VALUE APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Fund and Ariel Appreciation Fund pursue a common objective: long-term capital appreciation--the Ariel Fund primarily through investment in small company stocks and the Ariel Appreciation Fund primarily through investment in medium-sized company stocks. The Ariel Stock Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income these Funds earn is incidental to their fundamental objective. Ariel Capital Management, Inc., the Funds' Investment Adviser, cannot guarantee either Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:

- results from investments in UNDERVALUED* stocks--those that other investors have overlooked or ignored.

- results from investing in companies with long histories of consistent earnings in both good and bad economic times.

- is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

- occurs when companies dominate their markets. These companies' products have gained such strong brand recognition that in many cases their names are synonymous with the products themselves.

- is the product of a committed and experienced management team, which efficiently operates its business and delivers solid value to its customers.

[SIDENOTE]

*INSTITUTIONAL INVESTORS CONSIDER A STOCK UNDERVALUED WHEN IT TRADES AT A PRICE BELOW WHAT THEY THINK THE BUSINESS IS WORTH. THE CONCEPT IS RELATIVE. INVESTORS MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF PRICE TO EARNINGS RATIO: THEY PAY LESS FOR A DOLLAR OF CORPORATE EARNINGS WHEN THEY BUY A PARTICULAR STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK. OR THEY MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF THE RATIO OF THE VALUE OF ITS ASSETS TO THE VALUE OF ITS MARKET CAPITALIZATION: THEY PAY LESS FOR A DOLLAR OF ASSETS BY BUYING ONE STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK.

INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

We believe successful long-term investing results from disciplined research, not from impulsive speculation or arbitrary guesswork. Since 1983, we have pursued an investment agenda that emphasizes small and medium-sized companies whose share prices are undervalued.

SMALL AND MEDIUM-SIZED COMPANIES

The concept of undervalued companies whose long-term growth prospects have gone largely unappreciated by the market implies an information gap. In other words, institutional investors may not have recognized the companies' inherent strengths or they may have over-looked them altogether. Because Wall Street follows large corporations closely, such companies rarely encounter these misperceptions. If a large company's share price seems low, its stock has probably fallen for a well-documented reason. Conversely, if a large company's growth prospects are strong, its stock price usually rises in anticipation of growth. As small and medium-sized companies are less widely followed than their larger counterparts, we strive to uncover the opportunities often inherent in small and mid-cap stocks ahead of the rest of the market.

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues versus trendy "concept stocks." We avoid areas characterized by rapid obsolescence, as well as industries vulnerable to new competition. We prefer established businesses with mature markets (i.e., the quiet, unnoticed businesses that produce the goods and services of everyday life). We also seek companies with long track records built over several business cycles, as well as those that experience steady earnings as opposed to cyclical peaks and valleys.

THE RESPONSIBILITY FACTOR

We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. For these reasons, we avoid corporations whose primary business involves the sale or production of tobacco products, weapons systems, nuclear energy, or the equipment to produce nuclear energy. We feel these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

INVESTMENT PROCESS: A FOCUS ON RESEARCH

UNCOVERING VALUE

Our proprietary research process begins with the usual Wall Street sources--financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding opportunities that others may have missed.

We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.

We verify our findings first-hand by conducting on-site visits and meeting with the company's suppliers and customers. We also talk to its competitors and former employees. More specifically, we measure the shelf space a consumer products manufacturer commands in the supermarket; tally the number of lines in a newspaper's ad and count the cars in a retailer's parking lot on a Saturday morning. Or, we sample a restaurant chain's menu at locations around the country to ensure quality and consistency.

We also spend as much time and effort independently assessing key executives as we do the companies for which they work. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which we invest. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

In 2000, the Securities & Exchange Commission adopted Regulation Fair Disclosure (Reg FD) requiring public companies to simultaneously disseminate any and all material information in one broad statement to the investment community as well as the general public. This regulation seeks to eliminate selective disclosure and create an environment of truly independent research. In our case, by focusing on small and mid-sized companies since 1983, we have been able to build and maintain an extensive cross section of impartial sources. As such, we are confident that we will continue to add depth to our research process and thereby further distinguish our investigative efforts.

A LONG-TERM VIEW

When we have completed our research process, we "own" the companies in which we invest, we don't merely trade their stock. We believe the market will ultimately reward these companies, and we give them the time such recognition requires, typically five years and sometimes even longer. This long-term approach means that the Ariel Fund and Ariel Appreciation Fund typically have low rates of TURNOVER.*

Each time a fund turns over a holding (i.e., sells one stock to buy another), it incurs transaction charges that negatively impact investment returns--the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance while low turnover rates can enhance it. As with the Ariel Fund and Ariel Appreciation Fund, a low rate of turnover can offer yet another advantage because it may defer a fund's taxable capital gains.

PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet all of our criteria:

- a competitive stock price relative to its peers, as well as historic market valuations

-    seasoned management

-    a solid balance sheet and sound finances

-    a dominant market niche

Only a few such companies exist at any one time. From a database of 9,200 publicly traded companies, only some 375 qualify for closer analysis and 100 for intense analysis. From this group, only six or seven new stocks usually make their way into the Ariel Fund and Ariel Appreciation Fund each year.

A portfolio consisting exclusively of stocks in these companies is highly select: the Ariel Fund generally contains no more than 40 stocks and the Ariel Appreciation Fund no more than 45.

[SIDENOTE]

*TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS THE STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR. AS A PRODUCT OF OUR LONG-TERM INVESTMENT STRATEGY, TURNOVER RATES FOR THE ARIEL FUND AND ARIEL APPRECIATION FUND HAVE BEEN HISTORICALLY LOW (I.E., LESS THAN 50%).

ARIEL PREMIER GROWTH FUND-INVESTOR CLASS

OUR GROWTH APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Growth Fund, like the Ariel Fund and Ariel Appreciation Fund, pursues the common objective of long-term capital appreciation. However, the Ariel Premier Growth Fund seeks this objective through investments in large company stocks. The Ariel Premier Growth Fund invests for appreciation, not income. It seeks to invest in larger growth companies with good records and future prospects. Any dividend and interest income the Fund earns is incidental to its fundamental objective. Ariel Capital Management, Inc., the Fund's Investment Adviser, and Lincoln Capital Management Company, the Fund's INVESTMENT SUB-ADVISER*, cannot guarantee that the Fund will achieve capital appreciation in every circumstance, but both investment advisers are dedicated to that objective. Lincoln Capital believes long-term capital appreciation results from:

-    owning companies whose earnings and cash flow grow faster than expected.

- investing in high quality companies with solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

- staying true to investment style; rather than attempting to time markets or rotate stocks, Lincoln Capital seeks superior long-term returns through fundamental insights regarding individual stocks.

[SIDENOTE]

*THE ARIEL PREMIER GROWTH FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, INC., HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE ARIEL PREMIER GROWTH FUND'S DAY-TO-DAY INVESTMENT DECISIONS.

INVESTMENT STRATEGY AND APPROACH

Lincoln Capital believes that successful long-term investing results from disciplined research, experienced judgment and effective portfolio construction. Additionally, valuation plays an important role in providing a consistent and disciplined basis for comparing stocks. The primary measures employed by Lincoln Capital in evaluating companies are cash flow growth and the amount of capital necessary to fuel future cash flow growth (measured by return on incremental invested capital). Lincoln Capital's portfolio management team also compares the relative attractiveness of stocks within growth sectors.

LARGE COMPANIES

The Ariel Premier Growth Fund generally focuses on large companies believed to have above-average potential for revenue and earnings growth. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to measures such as revenue, earnings and book value.

Lincoln Capital believes that even large, well-followed stocks can be mispriced. As such, Lincoln Capital works to exploit these opportunities by identifying business catalysts (e.g., new products, more productive use of capital, higher growth in cash flow) in the stocks currently held in the portfolio and adjusting the size of these holdings as the markets recognize or miss fundamental changes within these companies.

A TEAM FOCUS ON RESEARCH

In managing Ariel Premier Growth Fund, Lincoln Capital employs a team-based approach to construct a portfolio of superior growth stocks. The team, currently comprised of ten analysts and portfolio managers, combines traditional sources (e.g., Wall street analysts, databases, company reports, trade and technical journals) with non-traditional sources (e.g., contacts at suppliers, customers, competitors, innovative field work), in order to form a basis for future forecasts of cash flow generation. A key aspect of this assessment is developing a thorough understanding of the products, services and markets involved. Additionally, the team members analyze the durability of a company's strategic plan, the quality of its management, the strength of its financial foundation, as well as its CAPITAL PRODUCTIVITY.*

A LONG-TERM VIEW

The Ariel Premier Growth Fund's objective is long-term capital appreciation. Its investment approach is designed to outperform its benchmark, the Russell 1000 Growth Index, although there can be no assurance that this approach will be successful. The Russell 1000 Growth Index measures the performance of the stocks of approximately 550 companies of the size range in which the Fund invests. Lincoln Capital's team typically performs in-depth research on more than 200 of the larger growth companies, representing a large majority of the weighted market capitalization of the Russell 1000 Growth Index.

[SIDENOTE]

*CAPITAL PRODUCTIVITY IS THE CASH GENERATED FROM THE CAPITAL INVESTED IN A BUSINESS, INCLUDING WORKING CAPITAL, ACQUISITIONS AND CAPITAL EXPENDITURES.

PRINCIPAL INVESTMENTS

The team of analysts and portfolio managers work together to construct the Fund's portfolio, generally concentrated in approximately 60 stocks. The Ariel Premier Growth Fund is constructed one stock at a time. Stocks are purchased with the intention of long-term appreciation. In fact, some are expected to be held for many years. Analysts are responsible for identifying and advocating the best investments within their areas of expertise. The investment team is responsible for managing risk, deciding which sectors to weight more heavily and determining when to exit the stocks of companies.

Stocks are sold when relative price targets are exceeded or when unexpected adverse fundamental changes occur. For example, a negative surprise in a company's quarterly earnings may trigger a review by the team because such a surprise could predict a decline in future cash flow. Due to volatility in portions of the growth stock universe, such as technology industries, some of the Fund's positions may have shorter holding periods.

Overall, Ariel Premier Growth Fund is expected to have a longer-term investment perspective with moderate turnover, approximately 75-100% annually. Although this expected turnover is higher than the historical turnover rates for the Ariel Fund and Ariel Appreciation Fund, the Ariel Premier Growth Fund turnover is expected to be lower than most other large capitalization growth funds. See page 19 for a discussion of turnover.

UNDERSTANDING GENERAL MARKET RISK

The Ariel Premier Growth Fund is designed to remain true to the large capitalization growth investing style. The overall risk should reflect the appropriate large growth indices, such as the Russell 1000 Growth Index. Lincoln Capital uses several tools to understand risk exposures and aid portfolio construction. These tools--which specifically seek to minimize unintended exposures and focus on stock specific selections--include measures of volatility, correlations of stocks and sectors, measurement of macro-economic exposures and a forward look at absolute valuations by sector. Although these tools help manage risk, they cannot eliminate stock market volatility. The Ariel Premier Growth Fund should be expected to more closely reflect the ups and downs of the general stock market than the Ariel Fund or Ariel Appreciation Fund.

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS

The tables on the following two pages provide the Ariel Fund and Ariel Appreciation Fund's financial performance for the past five fiscal years. The information reflects financial results for a single share of either the Ariel Fund or the Ariel Appreciation Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. Ernst & Young LLP, the Funds' Independent Auditor, has audited this information. The Funds' financial statements are included in the Funds' Annual Report, which is available free of charge upon request.

Financial information for the Ariel Premier Growth Fund- Investor Class is not presented as the inception date for this Fund is February 1, 2002.

THE CUSIP # FOR THE ARIEL PREMIER GROWTH FUND-INVESTOR
CLASS IS 040337602.

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS

ARIEL FUND
ARGFX (Cusip #: 040337107)

                                                  YEAR ENDED SEPTEMBER 30
                                2001            2000      1999(a)      1998         1997
Net asset value,                $35.66          $37.99     $36.49     $41.49       $30.58
beginning of year

INCOME FROM
INVESTMENT OPERATIONS:

Net investment income             0.18            0.21       0.10       0.13         0.07

Net realized and                  3.74            3.58       5.20      (1.41)       12.62
unrealized gains (losses)         ----            ----       ----      ------       -----
on investments

Total from                        3.92            3.79       5.30      (1.28)       12.69
investment operations

DISTRIBUTIONS TO
SHAREHOLDERS:

Dividends from net               (0.25)          (0.08)     (0.08)     (0.14)        --
investment income

Distributions from               (5.75)          (6.04)     (3.72)     (3.58)       (1.78)
capital gains                    ------          ------     ------     ------       ------

Total distributions              (6.00)          (6.12)     (3.80)     (3.72)       (1.78)
                                 ------          ------     ------     ------       ------
Net asset value,                $33.58          $35.66     $37.99     $36.49       $41.49
end of year                     ======          ======     ======     ======       ======

Total return                     12.24%          13.63%     14.18%     (3.83)%      43.25%

SUPPLEMENTAL DATA
AND RATIOS:

Net assets, end of            $409,499        $227,561   $215,145   $162,279     $164,065
year, in thousands


Ratio of expenses to              1.19%           1.24%      1.25%      1.21%        1.25%
average net assets

Ratio of net investment           0.59%           0.65%      0.27%      0.30%        0.23%
income to average net
assets

Portfolio turnover rate             24%             48%        38%        22%          20%

(a) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
     Fund.

ARIEL APPRECIATION FUND
CAAPX (CUSIP #: 040337206)

                                        YEAR ENDED SEPTEMBER 30
                            2001        2000        1999        1998        1997
Net asset value,           $33.68      $33.84      $31.80      $33.70      $24.99
beginning of year

INCOME FROM INVESTMENT
OPERATIONS:

Net investment income        0.10        0.08        0.04        0.09        0.02

Net realized and             2.69        2.95        5.50        1.14       10.13
unrealized gains on          ----        ----        ----        ----       -----
investments

Total from                   2.79        3.03        5.54        1.23       10.15
investment operations

DISTRIBUTIONS TO
SHAREHOLDERS:

Dividends from net          (0.12)      (0.04)      (0.04)      (0.07)      (0.07)
investment income

Distributions from          (3.95)      (3.15)      (3.46)      (3.06)      (1.37)
capital gains               ------      ------      ------      ------      ------

Total distributions         (4.07)      (3.19)      (3.50)      (3.13)      (1.44)
                            ------      ------      ------      ------      ------
Net asset value,           $32.40      $33.68      $33.84      $31.80      $33.70
end of year                ======      ======      ======      ======      ======

Total return                 8.83%      10.35%      16.99%       3.40%      42.33%

SUPPLEMENTAL DATA
AND RATIOS:

Net assets, end of       $564,288    $307,117    $352,841    $213,812    $186,478
year, in thousands

Ratio of expenses to         1.26%       1.31%       1.26%       1.26%       1.33%(a)
average net assets

Ratio of net investment      0.35%       0.25%       0.13%       0.25%       0.07%(a)
income to average net
assets

Portfolio turnover rate        28%         31%         24%         20%         19%

(a) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income would have been 0.46%.

ARIEL PREMIER BOND FUND-
INVESTOR CLASS

OUR FIXED INCOME
APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

Ariel Premier Bond Fund's INVESTMENT SUB-ADVISER,* Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

-    the current level of and expected changes in interest rates

-    the relative attractiveness of the different sectors of the bond market:
     U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

-    individual issue selection criteria

THE FUND'S INTEREST RATE STRATEGY

Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average duration against that of the overall U.S. bond market.

[SIDENOTE]

*THE ARIEL PREMIER BOND FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, INC., HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE ARIEL PREMIER BOND FUND'S DAY-TO-DAY INVESTMENT DECISIONS.

The DURATION* of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if Lincoln Capital's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:

FACTOR                           INTEREST RATES TO RISE/     INTEREST RATES TO FALL/
                                 BOND PRICES TO FALL         BOND PRICES TO RISE
Pace of economic activity        Growing economy             Slowing economy

U.S. monetary policy             Federal Reserve             Federal Reserve
                                 raises interest rates       lowers interest rates

Public's expectations            Rising inflation rate       Stable or slowing
for inflation                                                inflation rate

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

[SIDENOTE]

*DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN PREVAILING INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS. DURATION, AS COMPARED TO AVERAGE MATURITY, IS A MORE COMPLETE MEASURE OF ALL OF THE CASH FLOWS OF THE BONDS IN A PORTFOLIO. THEREFORE, THE SUB-ADVISER BELIEVES IT IS A MORE ACCURATE MEASURE OF THE RISK OF THE PORTFOLIO.

*THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE OR SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.

INDIVIDUAL ISSUE SELECTION

When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln Capital seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

The Fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade, with at least 80% of the Fund's net assets ranking in the three highest GRADES* assigned by Standard & Poor's, Moody's and Fitch IBCA, Duff & Phelps.

Portfolio Turnover

The Ariel Premier Bond Fund normally executes an above average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 200%, and in some years has exceeded 400%. A portfolio rate of 200% is equivalent to the fund buying and selling all of the securities in its portfolio twice in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders will be taxed on the distributions.

[SIDENOTE]

*STANDARD & POOR'S AND FITCH IBCA, DUFF & PHELPS BOTH RATE INVESTMENT-GRADE BONDS AS BBB OR HIGHER, AND MOODY'S RATES THEM AS BAA OR HIGHER. S&P AND FITCH'S THREE HIGHEST GRADES ARE BOTH AAA, AA AND A. MOODY'S ARE Aaa, Aa AND A.

ARIEL PREMIER BOND FUND-
INVESTOR CLASS FINANCIAL HIGHLIGHTS

The table on the next page provides the Ariel Premier Bond Fund's financial performance for the past four fiscal years. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditor, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

Ariel Premier Bond Fund-Investor Class
(Cusip #: 040337503)

                                              YEAR ENDED SEPTEMBER 30
                                                   2001             2000         1999          1998     FEB 1(a) TO
                                                                                                       SEPT 30, 1997
Net asset value, beginning of period              $9.87            $9.91        $10.63        $10.29      $10.10

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                              0.51             0.56          0.53          0.57        0.37

Net realized and unrealized gains (losses)         0.58            (0.04)        (0.60)         0.41        0.19
on investments                                     ----            ------        ------         ----        ----

Total from investment operations                   1.09             0.52         (0.07)         0.98        0.56

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income              (0.51)           (0.56)        (0.53)        (0.57)      (0.37)

Distributions from capital gains                     --               --         (0.12)        (0.07)         --
                                                  ------           ------        ------        ------      ------
Total distributions                               (0.51)           (0.56)        (0.65)        (0.64)      (0.37)
                                                  ------           ------        ------        ------      ------
Net asset value, end of period                   $10.45            $9.87         $9.91        $10.63      $10.29
                                                 ======            =====         =====        ======      ======
Total return                                      11.27%            5.43%        (0.65)%        9.34%       5.73%(b)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period, in thousands          $9,801           $2,841        $2,624        $1,779        $401

Ratio of expenses to average net assets            0.85%            0.85%         0.85%         0.85%       0.85%(c)

Ratio of net investment income to                  4.77%            5.70%         5.17%         5.46%       5.60%(c)
average net assets

Portfolio turnover rate                             410%             492%          396%           60%        218%

(a) Commencement of operations
(b) Total return is not annualized
(c) Annualized

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer
Mitchell & Titus LLP

HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON THE BOARD OF BJ'S WHOLESALE CLUB, INC.; ACTIVE IN COMMUNITY AFFAIRS AND PHILANTHROPY.

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer
TCW/Latin America Partners, L.L.C.

REGARDED AS AN EXPERT ON CORPORATE FINANCE AND MERGERS AND ACQUISITIONS WITH A FOCUS ON LATIN AMERICAN BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL.

JAMES W. COMPTON
President and Chief Executive Officer
Chicago Urban League

HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; HOLDS B.A. FROM MOREHOUSE COLLEGE; SERVES ON SEVERAL BOARDS, INCLUDING THE FIELD MUSEUM AND DEPAUL UNIVERSITY.

WILLIAM C. DIETRICH, CPA
Director of Finance
Shalem Institute for Spiritual Formation

SERVES AS DIRECTOR OF FINANCE AND A FACULTY MEMBER OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION; HOLDS B.A. FROM GEORGETOWN UNIVERSITY.

ROYCE N. FLIPPIN, JR.
President
Flippin Associates

HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS A.B. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

JOHN G. GUFFEY, JR.
Treasurer and Director, Silby Guffey & Co., Inc.
Director, Calvert Social Investment Foundation

TREASURER AND DIRECTOR OF VENTURE CAPITAL FIRM INVESTING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA; SERVES ON BOARDS OF LOCAL AND NATIONAL NONPROFIT INSTITUTIONS.

MELLODY L. HOBSON
President
Ariel Capital Management, Inc.

HOLDS A.B. FROM PRINCETON UNIVERSITY'S WOODROW WILSON SCHOOL; SERVES ON SEVERAL BOARDS, INCLUDING THE CHICAGO PUBLIC LIBRARY FOUNDATION AND THE FIELD MUSEUM.

CHRISTOPHER G. KENNEDY
President and Director
Merchandise Mart Properties, Inc.

EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

JOHN W. ROGERS, JR.
Chairman and Chief Executive Officer
Ariel Capital Management, Inc.

BACKGROUND TO FOLLOW AS PORTFOLIO MANAGER OF ARIEL FUND AND ARIEL APPRECIATION FUND.

INVESTMENT ADVISERS

ARIEL FUND AND ARIEL APPRECIATION FUND

Ariel Capital Management, Inc. directly manages the investments of the Ariel Fund and Ariel Appreciation Fund. Its investment management services include buying and selling securities on behalf of both Ariel Fund and Ariel Appreciation Fund, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site:
www.arielmutualfunds.com).

ARIEL PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND

Ariel Capital Management, Inc. is the investment adviser of the Ariel Premier Growth Fund and Ariel Premier Bond Fund. With the approval of the Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company, a preeminent investment manager for large institutional clients, to act as Investment Sub-Adviser to the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Previously only accessible to accounts of $100 million or more, Lincoln Capital's skilled management is now available to all investors through these Funds. Subject to Ariel Capital Management's oversight, Lincoln Capital buys and sells securities for the Ariel Premier Growth Fund and Ariel Premier Bond Fund and conducts the research necessary to maintain these portfolios. Lincoln Capital is located at 200 South Wacker Drive, Suite 2100, Chicago, IL 60606 (Telephone: 312-559-2880 or 800-764-9336).

PORTFOLIO MANAGERS

ARIEL FUND AND ARIEL APPRECIATION FUND
JOHN W. ROGERS, JR., Chairman and Chief Executive Officer of Ariel Capital Management, Inc., acts as Portfolio Manager of both the Ariel Fund and the Ariel Appreciation Fund. Prior to founding Ariel in 1983, John worked as a stockbroker for the investment banking firm of William Blair & Co. and graduated from Princeton University. Rogers' civic affiliations include his roles as Chairman of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and of the John S. and James L. Knight Foundation. He also is a board member of Bank One Corporation, Aon Corporation, Burrell Communications Group, GATX Corp. and Exelon Corporation.

JOHN P. MILLER, CFA, Vice President of Research and Assistant Portfolio Manager, works directly with John W. Rogers, Jr. in the research and portfolio management process for the Ariel Fund and the firm's small cap institutional portfolios. He earned his Bachelor of Business degree from Western Illinois University and subsequently attained the Chartered Financial Analyst designation. Prior to joining Ariel in 1989, John spent three years as an institutional equity broker at Cantor, Fitzgerald & Co. He is a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago.

TIMOTHY FIDLER, CFA, Vice President of Research and Assistant Portfolio Manager, works directly with John W. Rogers, Jr. in the research and portfolio management process for the Ariel Appreciation Fund and the firm's mid-cap institutional and mutual fund portfolios. Tim earned a Bachelor of Arts from Northwestern University, as well as an M.B.A. from the University of Chicago. Prior to joining Ariel in October 1999, Tim worked in research and portfolio management at Morgan Stanley Asset Management from March 1993 to March 1996 and at Lunn Partners, a subsidiary of Lehman Brothers, from April 1996 to September 1999 in the same capacity. He is a CFA charterholder and a member of AIMR, as well as the Investment Analysts Society of Chicago. He also serves as an executive board member for United Neighborhood Organization and as a director of Octavio Paz Charter School, a privately managed Chicago public school.

ARIEL PREMIER GROWTH FUND
Lincoln Capital Management Company manages Ariel Premier Growth Fund through an investment team. As of the date of this prospectus, the team is composed of ten members, which number may change from time to time.

ARIEL PREMIER BOND FUND
Lincoln Capital Management Company manages the Ariel Premier Bond Fund through a committee composed of four members:

ANN H. BENJAMIN is a Principal and Managing Director of the firm with 21 years of investment experience. Prior to joining Lincoln Capital in 1997, she was a portfolio manager at Stein Roe from 1989 to 1997. Ann earned a Bachelor's degree from Chatham College and holds a Master's degree from Carnegie Mellon University.

ANDREW A. JOHNSON is a Principal and Managing Director of the firm with 13 years of investment experience. He joined Lincoln Capital in 1989. Andy holds both a Bachelor of Science and a Master of Science From the Illinois Institute of Technology. He also earned an M.B.A. from the University of Chicago.

RICHARD W. KNEE is a Principal and Managing Director of the firm with 22 years of investment experience. He joined Lincoln Capital in 1983. Rich earned a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.

      KENNETH R. MEYER is the Chairman, Chief Executive Officer and Managing Director of the firm with 34 years of investment experience. He joined Lincoln Capital in 1981. Ken holds a Bachelor of Arts from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

ADMINISTRATION

     Ariel Capital Management, Inc. is responsible for the administrative services of all the Ariel Mutual Funds. These services include:

     -    opening shareholder accounts

     -    processing buy and sell orders for shares of the Funds

     - responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

     - preparing quarterly reports to shareholders detailing the Funds' strategies and performance

     -    preparing and distributing proxy materials to shareholders

     - marketing shares of the Funds through banks, brokers and other financial services firms under its wholly-owned subsidiary, Ariel Distributors, Inc.

      Ariel Capital Management has appointed an independent organization, SUNSTONE FINANCIAL GROUP, INC., to perform the day-to-day FUND ADMINISTRATION, TAX REPORTING SERVICES and BLUE SKY FILINGS, as well as to prepare reports for the Board of Trustees. STATE STREET BANK AND TRUST COMPANY is the Funds' TRANSFER AGENT, FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each Ariel Mutual Fund daily, maintains shareholder records and oversees the payment of distributions to shareholders.

MANAGEMENT FEES

     ARIEL FUND
     Ariel Capital Management, Inc. is paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2001, the fee was 0.65% of average daily net assets.

      ARIEL APPRECIATION FUND
      Ariel Capital Management, Inc. is paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2001, the fee was 0.75% of average daily net assets.

      ARIEL PREMIER GROWTH FUND
      Ariel Capital Management, Inc. is paid as investment adviser at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion.

      Lincoln Capital Management Company will be paid by Ariel Capital Management, Inc. (not the Fund) for its services as sub-adviser at the annual rate of 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets.

      However, no fee shall be due or payable to Lincoln Capital Management Company in respect to any day in which the net assets are less than $50 million.

      ARIEL PREMIER BOND FUND
      Ariel Capital Management, Inc. is paid as investment adviser at the annual rate of 0.35% of average daily net assets of the Fund. For its administrative services for the Investor Class, it is paid at the annual rate of 0.25% of average daily net assets less than $1 billion, declining to 0.20% of average daily net assets of $2 billion or more. For the fiscal year ended September 30, 2001, the administrative services fee was 0.25% of average daily net assets.

      For the fiscal year ended September 30, 2001, Lincoln Capital Management Company was paid by Ariel Capital Management, Inc. (not the Fund) for its services as sub-adviser at the annual rate of 0.20% of average daily net assets.


SHAREHOLDER STATEMENTS AND REPORTS

     To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

     -    confirmation statements that verify a buy or sell transaction

     -    quarter-end and year-end consolidated account statements

     -    quarterly, semi-annual and annual Ariel Mutual Funds reports

     - average costs statements for certain types of accounts that sold shares during the year

      Duplicate statements can be requested by visiting our web site at www.arielmutualfunds.com or by calling 1-800-292-7435 (Option 2 for Turtle Talk, Option 3 for a shareholder services representative). Historical account information can be obtained by calling 1-800-292-7435 or visiting our award-winning web site at www.arielmutualfunds.com.

MANAGING YOUR ARIEL ACCOUNT

DOING BUSINESS WITH ARIEL
      Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central time. Our WEB SITE and TURTLE TALK (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.


   ON THE WEB:
                                                                        -    Access general fund information
                                                                        -    Download fund literature
                                                                        -    Change your address
  www.arielmutualfunds.com                                              -    Email Ariel Mutual Funds
                                                                        -    Establish an account
                                                                        -    Buy, sell or exchange shares
                                                                        -    Order duplicate statements and tax forms
                                                                        -    View account positions and recent transactions
                                                                        -    Sign-up for eDelivery to access quarterly account
                                                                             statements, statements, quarterly reports and
                                                                             prospectuses online



BY PHONE:                                                               -    Buy, sell or exchange shares
                                                                        -    Change your address
1-800-29-ARIEL                                                          -    Check prices and account balances
(1-800-292-7435)                                                        -    Establish another account
                                                                        -    Request general fund information
Select OPTION 2 for TURTLE TALK                                         -    Order duplicate statements and tax forms


IN WRITING
                                                                        -    Open a new account
REGULAR MAIL:                                                           -    Add to an existing account
STATE STREET BANK & TRUST CO.                                           -    Sell shares
ATTN:  ARIEL MUTUAL FUNDS                                               -    Change account registration
P.O. BOX 219121                                                         -    Arrange for seasonal mailing addresses
KANSAS CITY, MO 64121-9121

OVERNIGHT MAIL:
NFDS
ATTN:  ARIEL MUTUAL FUNDS
330 WEST 9TH STREET
KANSAS CITY, MO  64105
(TELEPHONE:  816-843-9700)

OPENING A NEW ARIEL ACCOUNT


     You can invest in Ariel Mutual Funds through several different account arrangements.

ACCOUNT TYPE                   SPECIAL FEATURES                                                           ACCOUNT MINIMUMS
                                                                                                    INITIAL         EACH SUBSEQUENT
                                                                                                    INVESTMENT      INVESTMENT
Regular Account                Available as individual, joint, custodial,                              $1,000           $50
                               trust, partnership and corporate accounts.



IRA (Traditional,              Tax-deferred and tax-free accounts for retirement and                     $250           $50
Roth, SEP) and Education       education. $12 annual recording-keeping fee or $65 onetime,
Savings Account                lifetime recording-keeping fee. Or roll over your current
                               IRA or retirement plan assets to an Ariel Mutual Funds IRA and pay $0 record-keeping fees for the life of your account
                               (minimum account size is $25,000).

Automatic Investment           Initial minimum investment requirement                                     $0            $50
Program                        waived. Regular, automatic investment                                    (waived)
                               direct from your bank account or your paycheck to
                               Ariel; available for all types of accounts.


          CHOICES FOR ACCOUNT REGISTRATION:


          To invest with Ariel Mutual Funds you must be a U.S. resident with a Social Security number or a tax identification number. You can open a new account in any of the following ways:

          - VIA THE INTERNET:
          Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 54.

      - BY MAIL:
        REGULAR MAIL:                           OVERNIGHT MAIL:
        State Street Bank & Trust Co.           NFDS
        Attn:  Ariel Mutual Funds               Attn:  Ariel Mutual Funds
        P.O. Box 219121                         330 West 9th Street
        Kansas City, MO  64121-9121             Kansas City, MO  64105
        (Telephone:  816-843-9700)              (Telephone:  816-843-9700)

      - BY WIRE:
          Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:
              State Street Bank & Trust Co.      ABA# 101003621
              Attn:  Ariel Mutual Funds          Account# 7528205
              127 West 10th Street
              Kansas City, MO  64105

     Current Ariel shareholders may also open a new, identically registered authorized Ariel account:

     -    VIA THE INTERNET:
          Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 54.

     -    BY TURTLE TALK:
          Call 1-800-29-ARIEL (1-800-292-7435), OPTION 2 and follow the voice prompts.

     -    BY PHONE OR WIRE:
          Call 1-800-292-7435 to arrange for this transaction.

          PLEASE NOTE:

     - You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.

     - With an Automatic Investment Program, we will charge your account $10, plus any costs incurred, any time a scheduled investment cannot be made because your bank account has insufficient funds. We reserve the right to close the account after two successive incidents of insufficient funds.

ADDING TO AN EXISTING ARIEL ACCOUNT

          Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.



                        CONTACT US AT                                   EASY INSTRUCTIONS


Via the Internet        www.arielmutualfunds.com                        You need your active Ariel account number and your Social
                                                                        Security or tax identification number to establish a
                                                                        personal identification number (PIN) and initiate the
                                                                        transaction. YOU ALSO NEED TO HAVE PRE-EXISTING BANKING
                                                                        INFORMATION ON FILE PRIOR TO ADDING TO YOUR ACCOUNT THROUGH
                                                                        THE INTERNET. For more information on this feature, please refer to the "Internet Transactions" section on page 54.

By Turtle Talk          1-800-29-ARIEL                                  If you are a first time caller, you need your Social
                        (1-800-292-7435), OPTION 2                      Security number (or tax identification number) and your
                                                                        account number to establish a PIN. Once you have a PIN,
                                                                        follow the voice prompts to initiate the transaction.

By mail                 REGULAR MAIL:                                   Make your check payable to ARIEL MUTUAL FUNDS. Send it
                        State Street Bank & Trust Co.                   along with the bottom of your most recent account statement
                        Attn:  Ariel Mutual Funds                       or with a note that includes the registered account name,
                        P.O. Box 219121                                 account number and the name of the Fund in which you wish
                        Kansas City, MO  64121-9121                     to invest.

                        OVERNIGHT MAIL:
                        NFDS
                        Attn:  Ariel Mutual Funds
                        330 West 9th Street
                        Kansas City, MO  64105
                        (Telephone:  816-843-9700)

By wire                 1-800-292-7435 to arrange                       Provide our shareholder services representative with your
                        for this transaction, and wire                  name, Social Security number, account number and Fund name,
                        your investment to:                             as well as the name and address of the financial institution wiring the money.
                        State Street Bank & Trust Co.
                        Attn:  Ariel Mutual Funds
                        127 West 10th Street
                        Kansas City, MO 64105
                        ABA# 101003621
                        Account# 7528205

By phone                1-800-292-7435 to arrange                       By using the telephone exchange plan, provide our
                        for this transaction                            shareholder services representative with your name and
                                                                        Social Security number, as well as instructions for
                                                                        purchasing additional shares.

PLEASE NOTE:

          - We calculate the number of shares you have purchased based on the next net asset value of shares computed after we receive your order.

          - We can accept purchases only in U.S. dollars drawn on U.S. banks. We CANNOT accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks or third-party checks (except for properly endorsed IRA rollover checks).

          - If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

SELLING ARIEL FUND SHARES

                    Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                        CONTACT US AT                                   EASY INSTRUCTIONS
Via the Internet        www.arielmutualfunds.com                        You need your active Ariel account number and your Social
                                                                        Security or tax identification number to establish a
                                                                        personal identification number (PIN) and initiate the
                                                                        transaction. YOU ALSO NEED TO HAVE PRE-EXISTING BANKING
                                                                        INFORMATION ON FILE PRIOR TO INITIATING A SALE ON THE
                                                                        INTERNET. For more information on this feature, please refer to the "Internet Transactions" section on page 54.

By wire                 1-800-292-7435 to arrange                       Call or send us a letter with your account name and number,
                        for this transaction                            as well as the number of shares you wish to sell or the
                                                                        dollar amount you wish to receive. WE WILL WIRE THE
                                                                        PROCEEDS TO THE FINANCIAL INSTITUTION OF RECORD.

By Turtle Talk          1-800-29-ARIEL                                  If you are a first time caller, you need your Social
                        (1-800-292-7435), OPTION 2                      Security number (or tax identification number) and your
                                                                        account number to establish a PIN. Once you have a PIN,
                                                                        follow the voice prompts to initiate the transaction.

By mail                 REGULAR MAIL:                                   Send us a letter with your account name, account number,
                        State Street Bank & Trust Co.                   and the number of shares you wish to sell or the dollar
                        Attn:  Ariel Mutual Funds                       amount you wish to receive. A CHECK WILL BE SENT TO THE
                        P.O. Box 219121                                 ADDRESS OF RECORD.
                        Kansas City, MO  64121-9121
                        OVERNIGHT MAIL:
                        NFDS
                        Attn:  Ariel Mutual Funds
                        330 West 9th Street
                        Kansas City, MO  64105
                        (Telephone:  816-843-9700)

Systematic              Use either of the addresses                     Send us a letter with your account name and number,
Withdrawal              listed above.                                   the dollar amount you wish to receive with each
                                                                        check and how often you wish to receive checks (monthly or quarterly). YOU MUST MAINTAIN A MINIMUM BALANCE OF $25,000
                                                                        AND MAKE A MINIMUM WITHDRAWAL OF $100.

By phone                1-800-292-7435 to arrange                       Provide our shareholder services representative with your
                        for this transaction                            name, Social Security number and account number. $50,000 IS
                                                                        THE MAXIMUM AMOUNT YOU CAN SELL PER DAY WITHOUT A SIGNATURE
                                                                        GUARANTEE.

PLEASE NOTE:

          - You may sell all or any portion of your Ariel Stock Fund shares on any day the New York Stock Exchange is open for business, and your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans Day.

          -    We must receive your sell request before New York Stock Exchange
               (NYSE) Closing Time (normally 3:00pm Central Time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your sell request at the NAV next calculated on the following business day.

          - We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail or through an automatic investment plan. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.

          -    We may charge a $10 fee to process payment by wire.

          - If a sale or transfer of shares reduces the value of your account below $1,000, Ariel reserves the right to close your account and send you the proceeds with thirty (30) days written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

          - Qualified broker-dealers may charge a fee for processing a sale or purchase.

          - We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

          - We cannot send you the proceeds from a redemption of shares that were purchased by mail or through an automatic investment plan until the earlier of fifteen (15) days after your purchase check was invested or the date that we can verify your purchase check has cleared.

SIGNATURE GUARANTEE:
      In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a signature guarantee in the following situations:

     - you request a change to your current account registration, such as changing your name or transfer on death (TOD) beneficiary

     -    you want to sell more than $50,000 in shares

     - you want the check mailed to an address other than the address on the account registration

     -    the address of record was changed within the past sixty (60) days

     - you want the check made payable to someone other than the account owner

     - you want to sell shares and you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account

     - you want to sell shares and you instruct Ariel to wire the proceeds to a bank or brokerage account other than the account listed on your current account record

     If you have a joint account, each account holder will need to provide a signature guarantee in all of the cases listed above. Signature guarantees can be obtained from a commercial bank, trust company, savings and loan association, broker-dealer, credit union (if authorized under state law), or securities exchange or association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SHAREHOLDER SERVICES

     CONFIRMING YOUR TRANSACTIONS
     We will send you a written confirmation of every purchase and sale, including automatic purchases and sales. Please review the confirmation for accuracy.

     SECURING YOUR TELEPHONE AND INTERNET ORDERS
     Ariel will take all reasonable precautions to ensure that your telephone and Internet transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording of your instructions. By Internet, such procedures include the use of your account number, Social Security number, personal identification number and encryption. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone and Internet privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone and Internet privileges to exchange only. If you do not want the flexibility of telephone and Internet privileges, decline those services on your account application or call 1-800-292-7435.

     EXCHANGING SHARES
     You may exchange the shares of any Ariel Mutual Fund you own for shares of another Ariel Mutual Fund, so long as you meet the investment minimum required for that Fund. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each Fund, you do not have to pay for the exchange. You should read the prospectus for any new Fund in which you invest. You can obtain a prospectus by calling 1-800-29-ARIEL (1-800-292-7435) or by visiting our award-winning web site at www.arielmutualfunds.com.

      PLEASE NOTE:

          - To switch shares from one Ariel account to another Ariel account or to switch shares to the SSgA Money Market Fund, call 1-800-292-7435 or visit our award-winning web site at www.arielmutualfunds.com.

          - Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

          - Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

          - If you are authorized for telephone and Internet transactions and you provide the proper information to an agent of your choice, your agent can also make telephone or Internet exchanges on your behalf.

          - Because of the time needed to exchange money between the Ariel Mutual Funds and SSgA Money Market Fund, you may not exchange into and out of the money market fund on the same or successive days. THERE MUST BE AT LEAST 24 HOURS BETWEEN EXCHANGES.

          - We must receive your exchange request before New York Stock Exchange Closing Time (normally 3:00pm Central Time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your exchange at the NAV next calculated on the following business day.

      EXCHANGE PLAN RESTRICTIONS
      ARIEL MUTUAL FUNDS DOES NOT PERMIT MARKET-TIMING AND HAS ADOPTED THE FOLLOWING POLICIES TO DISCOURAGE THIS PRACTICE:

          - Generally, you will be permitted to make up to four (4) round trip exchanges per year (a round trip is an exchange out of one Fund into another Fund, and then back again).

          - Shares of the Fund you are exchanging into must be available for sale in your state.

          - If your account is subject to back-up withholding, you may not use the exchange plan.

          - Ariel may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges. Excessive trading can hurt Fund performance and shareholders.

          - Ariel may refuse exchange purchases by any person or group, if Ariel believes that the purchase will be harmful to existing shareholders.

          - Ariel may terminate or modify exchange privileges at any time, but will attempt to give sixty (60) days prior notice or as much prior notice as is reasonably possible.

INTERNET TRANSACTIONS
     In addition to checking your Fund account balances and historical transactions, you may purchase, exchange and redeem shares of Ariel Mutual Funds through our award-winning web site at www.arielmutualfunds.com. You also may sign-up for eDELIVERY* which will allow you online access to your quarterly account statements, quarterly reports, prospectuses and privacy notices. You may access these services by establishing an account.

     Payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the Funds' web site will be paid only to the bank account of record. In addition, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. Transactions through the web site are subject to the same investment and redemption minimums and maximums as other transaction methods.

     You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

[SIDENOTE]

*eDELIVERY ALLOWS YOU QUICK ACCESS AND ARCHIVING ABILITIES. IT ALSO SAVES PAPER AND REDUCES MAILING COSTS.

      Ariel Mutual Funds employs procedures to confirm that transactions entered through the Internet are genuine. These procedures include personal identification numbers (PINs), encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the Funds' web site, you will need your account number, Social Security number and PIN. Neither the Funds, their transfer agent, distributor or adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

CALCULATING THE FUNDS' SHARE PRICES

      We calculate the price of Ariel Mutual Funds shares at net asset value
      (NAV) as of close of regular trading on the New York Stock Exchange (normally 3:00pm Central Time) every day the Exchange is OPEN FOR BUSINESS.* The NAV is computed by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding.

      Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

[SIDENOTE]

*THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

DISTRIBUTIONS

      Net realized capital gains are distributed to all shareholders at least annually. Net investment income for the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund is declared and distributed once per year and usually accompanies the net capital gains distribution. Net investment income for the Ariel Premier Bond Fund is declared daily and is paid monthly. You may receive your Fund dividends and/or capital gains distributions in several ways:

     - REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares.The share price is computed as of the ex-dividend date.

     - INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for income dividends. If you prefer, Ariel will wire your dividend proceeds directly to your bank or financial institution. You must establish this feature at least ten (10) days prior to the distribution.

     - CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing ten (10) days prior to the payment date. Please refer to the mailing address on page 43.

     PLEASE NOTE:

     - Ariel will automatically reinvest distributions for IRA shareholders who are under age 59 1/2. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

     - For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks within five (5) business days following the payable date.

MANAGING YOUR ARIEL ACCOUNT

TAXES

     The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a 1099.

     If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

[SIDENOTE]

! TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

PRIVACY NOTICE

PRIVACY NOTICE

     We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

     We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                                 [COMPANY LOGO]

     Additional information about the Ariel Mutual Funds is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

     You can also find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated February 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

      ARIEL MUTUAL FUNDS
      P.O. BOX 219121
      KANSAS CITY, MO 64121-9121
      1-800-29-ARIEL (1-800-292-7435)
      www.arielmutualfunds.com

     You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an email to publicinfo@sec.gov.


[COMPANY LOGO](SM)

                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                             Rev. Pro. 9-30-2002

ARIEL MUTUAL FUNDS

PROSPECTUS: FEBRUARY 1, 2002
AS REVISED SEPTEMBER 30, 2002

STOCKS

ARIEL PREMIER GROWTH FUND- INSTITUTIONAL CLASS

BONDS

ARIEL PREMIER BOND FUND- INSTITUTIONAL CLASS

[COMPANY LOGO](SM)

The Securities and Exchange Commission has not approved or disapproved of the shares of Ariel Mutual Funds. Nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[COMPANY LOGO]

INSIDE

Ariel Premier Growth Fund-Institutional Class                       1
  Overview

Ariel Premier Bond Fund-Institutional Class                         5
  Overview

Ariel Premier Growth Fund-Institutional Class                      11
  Our Growth Approach In-depth

Ariel Premier Growth Fund-Institutional Class                      16
  Financial Highlights

Ariel Premier Bond Fund-Institutional Class                        17
  Our Fixed Income Approach In-depth

Ariel Premier Bond Fund-Institutional Class                        20
  Financial Highlights

How the Ariel Mutual Funds                                         22
  Are Organized

Managing Your Ariel Account                                        28

Privacy Notice                                                     36

ARIEL PREMIER GROWTH FUND-
INSTITUTIONAL CLASS

OVERVIEW

ARIEL PREMIER GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS OVERVIEW

PRINCIPAL INVESTMENT STRATEGY


       The ARIEL PREMIER GROWTH FUND invests primarily in the stocks of large companies with MARKET CAPITALIZATIONS* greater than $10 billion at the time of investment. The investment sub-adviser for the Fund, Lincoln Capital Management Company, seeks to invest in a small number of large companies which it believes to have exceptional growth prospects.

       The Ariel Premier Growth Fund relies on in-depth research to seek sound companies that share attributes which should result in capital appreciation over time. These attributes include:

       -      solid business models

       -      strong financial statements

       -      experienced management

       - advantaged competitive positioning in growth sectors of the worldwide economy

       The essence of the Ariel Premier Growth Fund's strategy is patience and discipline.

PRINCIPAL INVESTMENT RISKS

       Although we make every effort to achieve the Ariel Premier Growth Fund's objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in the Ariel Premier Growth Fund. The table to the right lists some of the principal risks of investing in this Fund and the measures we take in attempting to limit those risks:

       THE ARIEL PREMIER GROWTH FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INVESTOR CLASS IS PRIMARILY OFFERED TO INDIVIDUAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

[SIDENOTE]

       *MARKET CAPITALIZATION, OR "MARKET CAP," PROVIDES A READY GAUGE
       OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK.

RISKS                                    HOW WE TRY TO MANAGE THEM
The stocks in companies held by the      Maintain a long-term perspective and seek companies with
Ariel Premier Growth Fund could fall     solid finances and proven records. As a large cap growth
out of favor.                            fund, Ariel Premier Growth Fund will own both cyclical and secular growth companies.

As the Ariel Premier Growth Fund         Research stocks exhaustively before purchase; monitor
holds relatively few stocks, a           continuously after purchase; limit the value of a single
fluctuation in one stock could           stock as a percentage of total Fund--if its price rises to
significantly affect the Fund's          exceed the limit, sell the excess.
overall performance.

The general level of stock               Ariel Premier Growth Fund may be expected to reflect
prices could decline.                    broad stock market moves.

WHO SHOULD CONSIDER INVESTING IN THE FUND--
AND WHO SHOULD NOT

       You should consider investing in the Ariel Premier Growth Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in this Fund if you anticipate a near-term need--typically within five years--for either the principal or the gains from your investment.

TOTAL RETURNS, AFTER FEES AND EXPENSES

       There are no bar charts or tables for the Ariel Premier Growth Fund as the inception date for this Fund is February 1, 2002. In the future, the average annual total returns for this Fund will be compared with the S&P 500 INDEX* and the RUSSELL 1000 GROWTH INDEX.*

[SIDENOTE]

       AN INVESTMENT IN THE ARIEL PREMIER GROWTH FUND, LIKE ANY MUTUAL FUND, IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

       * THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES.

       THE RUSSELL 1000 GROWTH INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES BELIEVED TO HAVE HIGHER PROJECTED GROWTH PROSPECTS.

ANNUAL OPERATING EXPENSES

       The table below describes the Fund's fees and expenses which you bear indirectly if you buy and hold shares in the Ariel Premier Growth Fund-Institutional Class. THESE FEES ARE PAID FROM THE FUND'S ASSETS.

                                 ARIEL PREMIER GROWTH-
                                 INSTITUTIONAL CLASS
                                 PERCENTAGE OF AVERAGE
                                 DAILY NET FUND ASSETS(a)
Management fee                             0.60%

Distribution (12b-1) fees                   --

Other expenses                             0.05%
---------------------------------------------------

Total annual operating expenses            0.65%(a)

(a) Other expenses are based on estimated amounts for the current fiscal year. Total annual operating expenses are contractually limited under the Management Agreement to 0.65%. Ariel Capital Management, Inc. will pay the Ariel Premier Growth Fund's other expenses above this limitation.

       EXAMPLE

       The example below illustrates the expenses you would incur on a $1,000,000 investment in the Ariel Premier Growth Fund-Institutional Class (minimum initial investment) based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Ariel Premier Growth Fund-              $6,641        $20,803   N/A        N/A
 Institutional Class



       This example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

       [SIDENOTE]

       - MANAGEMENT FEES COVER THE COSTS OF MANAGING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

       - OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND TRUSTEES.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS

OVERVIEW

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A
COMBINATION OF INCOME AND CAPITAL APPRECIATION.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS OVERVIEW

PRINCIPAL INVESTMENT STRATEGY

       Under normal market conditions, the Ariel Premier Bond Fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch IBCA, Duff & Phelps. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

       Although the Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing the TOTAL RETURN* on an investment, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Fund. The table to the right lists some of the principal risks of investing in the Fund, as well as the measures Lincoln Capital takes in attempting to limit those risks.

       THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INVESTOR CLASS IS PRIMARILY OFFERED TO INDIVIDUAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

[SIDENOTE]

       *A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN. THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

       RISKS                                                       HOW THE FUND TRIES TO MANAGE THEM
       Issuers of bonds held by the Fund cannot                    On average, only holds bonds with high credit ratings,
       make timely payment of either interest                      A or better.
       or principal when they fall due.

       Highly rated bonds are downgraded                           Conducts independent evaluation of the
       because of the issuer's financial problems.                 creditworthiness of the bonds and their issuers.

       Bond prices decline because of an                           Actively manages average duration to maintain its
       increase in interest rates.                                 value despite interest rate increases.

WHO SHOULD CONSIDER INVESTING IN THE FUND--
AND WHO SHOULD NOT

       You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which have occurred from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

       You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

TOTAL RETURNS, AFTER FEES AND EXPENSES

       The bar chart and the table on the opposite page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund-Institutional Class. They show changes in the Fund's performance from year to year, as well as how the Fund's average annual total returns for the last one, three and five years, and since inception, compare with those of a broad measure of market performance. The bar chart shows the Fund's TOTAL returns for 2001, and for each full calendar year since it began operation on October 1, 1995. The table compares the Fund's AVERAGE annual total return with the returns of a relevant benchmark index, the LEHMAN BROTHERS AGGREGATE BOND INDEX.*

       Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any Fund, you should evaluate total return in light of the Fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

       As is the case with indices, Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

[SIDENOTE]

       *THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.

ARIEL PREMIER BOND FUND-
INSTITUTIONAL CLASS - APBFX
INCEPTION: OCTOBER 1, 1995


TOTAL RETURN

[CHART]

  '96       '97        '98        '99       '00     '01
 3.15%      9.16%      7.65%     -0.57%     10.07%   7.53%

Best Quarter:        3Q '01     4.44%
Worst Quarter:       1Q '96    -2.51%

Return for the fiscal quarter ended 12/31/01 was 0.02%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

                                         1 YEAR    3 YEARS   5 YEARS   SINCE INCEPTION
  Ariel Premier Bond Fund-Inst. Class      7.53%    5.58%    6.70%        6.43%
  Lehman Brothers Aggregate Bond Index     8.44%    6.28%    7.43%        7.22%

ANNUAL OPERATING EXPENSES

       The table below shows the fees and expenses which you bear indirectly if you buy and hold shares in the Ariel Premier Bond Fund-Institutional Class. These expenses are paid from the Fund's assets.

                                    PERCENTAGE OF AVERAGE
                                    DAILY NET ASSETS OF THE FUND
       Management fee                      0.45%

       Distribution (12b-1) fees             --

       Other expenses                        --
       ------------------------------------------------------
       Total annual operating expenses     0.45%

FEES AND EXPENSES ARE BASED ON THE FISCAL YEAR ENDED SEPTEMBER 30, 2001.

       Ariel Capital Management, Inc. paid the Ariel Premier Bond Fund's other expenses.

       EXAMPLE

       The example below illustrates the expenses you would have incurred on a $1,000,000 investment in the Ariel Premier Bond Fund-Institutional Class (minimum initial investment) based on its current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS
       Ariel Premier Bond Fund-          $4,602    $14,445   $25,203   $56,687
       Institutional Class

       The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

       ARIEL PREMIER GROWTH FUND- INSTITUTIONAL CLASS

       OUR GROWTH APPROACH IN-DEPTH

       INVESTMENT OBJECTIVE

       The Ariel Premier Growth Fund pursues the objective of long-term capital appreciation and seeks this objective through investments in large company stocks. The Ariel Premier Growth Fund invests for appreciation, not income. It seeks to invest in larger growth companies with good records and future prospects. Any dividend and interest income the Fund earns is incidental to its fundamental objective. Ariel Capital Management, Inc., the Fund's Investment Adviser, and Lincoln Capital Management Company, the Fund's INVESTMENT SUB-ADVISER*, cannot guarantee that the Fund will achieve capital appreciation in every circumstance, but both investment advisers are dedicated to that objective. Lincoln Capital believes long-term capital appreciation results from:

       - owning companies whose earnings and cash flow grow faster than expected.

       - investing in high quality companies with solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

       - staying true to investment style; rather than attempting to time markets or rotate stocks, Lincoln Capital seeks superior long-term returns through fundamental insights regarding individual stocks.

[SIDENOTE]

       *THE ARIEL PREMIER GROWTH FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, INC., HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE ARIEL PREMIER GROWTH FUND'S DAY-TO-DAY INVESTMENT DECISIONS.

INVESTMENT STRATEGY AND APPROACH

       Lincoln Capital believes that successful long-term investing results from disciplined research, experienced judgment and effective portfolio construction. Additionally, valuation plays an important role in providing a consistent and disciplined basis for comparing stocks. The primary measures employed by Lincoln Capital in evaluating companies are cash flow growth and the amount of capital necessary to fuel future cash flow growth (measured by return on incremental invested capital). Lincoln Capital's portfolio management team also compares the relative attractiveness of stocks within growth sectors.

       LARGE COMPANIES

       The Ariel Premier Growth Fund generally focuses on large companies believed to have above-average potential for revenue and earnings growth. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to measures such as revenue, earnings and book value.

       Lincoln Capital believes that even large, well-followed stocks can be mispriced. As such, Lincoln Capital works to exploit these opportunities by identifying business catalysts (e.g., new products, more productive use of capital, higher growth in cash flow) in the stocks currently held in the portfolio and adjusting the size of these holdings as the markets recognize or miss fundamental changes within these companies.

       A TEAM FOCUS ON RESEARCH

       In managing Ariel Premier Growth Fund, Lincoln Capital employs a team-based approach to construct a portfolio of superior growth stocks. The team, currently comprised of ten analysts and portfolio managers, combines traditional sources (e.g., Wall Street analysts, databases, company reports, trade, technical journals) with non-traditional sources (e.g., contacts at suppliers, customers, competitors, innovative field work), in order to form a basis for future forecasts of cash flow generation. A key aspect of this assessment is developing a thorough understanding of the products, services and markets involved. Additionally, the team members analyze the durability of a company's strategic plan, the quality of its management, the strength of its financial foundation, as well as its CAPITAL PRODUCTIVITY.*

       A LONG-TERM VIEW

       The Ariel Premier Growth Fund's objective is long-term capital appreciation. Its investment approach is designed to outperform its benchmark, the Russell 1000 Growth Index, although there can be no assurance that this approach will be successful. The Russell 1000 Growth Index measures the performance of the stocks of approximately 550 companies of the size range in which the Fund invests. Lincoln Capital's team typically performs in-depth research on more than 200 of the larger growth companies, representing a large majority of the weighted market capitalization of the Russell 1000 Growth Index.

[SIDENOTE]

       *CAPITAL PRODUCTIVITY IS THE CASH GENERATED FROM THE CAPITAL INVESTED IN A BUSINESS, INCLUDING WORKING CAPITAL, ACQUISITIONS AND CAPITAL EXPENDITURES.

       PRINCIPAL INVESTMENTS

       The team of analysts and portfolio managers work together to construct the Fund's portfolio, generally concentrated in approximately 60 stocks. The Ariel Premier Growth Fund is constructed one stock at a time. Stocks are purchased with the intention of long-term appreciation. In fact, some are expected to be held for many years. Analysts are responsible for identifying and advocating the best investments within their areas of expertise. The investment team is responsible for managing risk, deciding which sectors to weight more heavily and determining when to exit the stocks of companies.

       Stocks are sold when relative price targets are exceeded or when unexpected adverse fundamental changes occur. For example, a negative surprise in a company's quarterly earnings may trigger a review by the team because such a surprise could predict a decline in future cash flow. Due to volatility in portions of the growth stock universe, such as technology industries, some of the Fund's positions may have shorter holding periods.

       Overall, Ariel Premier Growth Fund is expected to have a longer-term investment perspective with moderate TURNOVER,* approximately 75-100% annually. This turnover is expected to be lower than most other large capitalization growth funds.

[SIDENOTE]

       *TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS THE STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR.

       UNDERSTANDING GENERAL MARKET RISK

       The Ariel Premier Growth Fund is designed to remain true to the large capitalization growth investing style. The overall risk should reflect the appropriate large growth indices, such as the Russell 1000 Growth Index. Lincoln Capital uses several tools to understand risk exposures and aid portfolio construction. These tools--which specifically seek to minimize unintended exposures and focus on stock specific selections--include measures of volatility, correlations of stocks and sectors, measurement of macro-economic exposures and a forward look at absolute valuations by sector. Although these tools help manage risk, they cannot eliminate stock market volatility. The Ariel Premier Growth Fund should be expected to closely reflect the ups and downs of the general stock market.

       ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

       Financial information for the Ariel Premier Growth Fund-Institutional Class is not presented as the inception date for this Fund is February 1, 2002.





       THE CUSIP # FOR THE ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS IS 040337701.

       ARIEL PREMIER BOND FUND- INSTITUTIONAL CLASS

       OUR FIXED INCOME APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

       The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

       The Fund's INVESTMENT SUB-ADVISER,* Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

       -      the current level of and expected changes in interest rates

       - the relative attractiveness of the different sectors of the bond market: U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

       -      individual issue selection criteria

[SIDENOTE]

       *THE ARIEL PREMIER BOND FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, INC., HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE ARIEL PREMIER BOND FUND'S DAY-TO-DAY INVESTMENT DECISIONS.

THE FUND'S INTEREST RATE STRATEGY

       Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average DURATION* against that of the overall U.S. bond market.

       The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if Lincoln Capital's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

       Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:

       FACTOR                        INTEREST RATES TO RISE/       INTEREST RATES TO FALL/
                                     BOND PRICES TO FALL           BOND PRICES TO RISE
       Pace of economic activity     Growing economy               Slowing economy

       U.S. monetary policy          Federal Reserve               Federal Reserve
                                     raises interest rates         lowers interest rates

       Public's expectations         Rising inflation rate         Stable or slowing
       for inflation                                               inflation rate

       SECTOR SELECTION

       The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and

[SIDENOTE]

       * DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS. DURATION, AS COMPARED TO AVERAGE MATURITY, IS A MORE COMPLETE MEASURE OF ALL OF THE CASH FLOWS OF THE BONDS IN A PORTFOLIO. THEREFORE, THE SUB-ADVISER BELIEVES IT IS A MORE ACCURATE MEASURE OF THE RISK OF THE PORTFOLIO.

       * THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE AND SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.

       demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares differences in sector interest rates with historical levels in an effort to profit from deviations.

       INDIVIDUAL ISSUE SELECTION

       When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln Capital seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay MORE than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

       The Fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade, with at least 80% of the Fund's net assets ranking in the three highest GRADES* assigned by Standard & Poor's, Moody's and Fitch IBCA, Duff & Phelps.

PORTFOLIO TURNOVER

       The Ariel Premier Bond Fund normally executes an above average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 200%, and in some years has exceeded 400%. A portfolio rate of 200% is equivalent to the Fund buying and selling all of the securities in its portfolio twice in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders will be taxed on the distributions.

[SIDENOTE]

       * STANDARD & POOR'S AND FITCH IBCA, DUFF & PHELPS BOTH RATE INVESTMENT-GRADE BONDS AS BBB OR HIGHER AND MOODY'S RATES THEM AS Baa OR HIGHER. S&P AND FITCH'S THREE HIGHEST GRADES ARE BOTH AAA, AA AND A. MOODY'S ARE Aaa, Aa AND A.

       ARIEL PREMIER BOND FUND- INSTITUTIONAL CLASS FINANCIAL

       HIGHLIGHTS

       The table on the opposite page provides financial performance for the Ariel Premier Bond Fund-Institutional Class for the past five fiscal years. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditor, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS
APBFX (CUSIP #: 040337404)

                          YEAR ENDED SEPTEMBER 30
-----------------------------------------------------------------------------------------------------
                                                     2001      2000      1999        1998        1997
-----------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $9.87     $9.91     $10.63     $10.30       $9.95

  INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                              0.55      0.60       0.57       0.61        0.52

  Net realized and unrealized gains (losses)         0.58     (0.04)     (0.60)      0.40        0.37
  on investments                                     ----      ----       ----       ----        ----

  Total from investment operations                   1.13      0.56      (0.03)      1.01        0.89

  DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends from net investment income              (0.55)    (0.60)     (0.57)     (0.61)      (0.52)

  Distributions from capital gains                    --        --       (0.12)     (0.07)      (0.02)
                                                     ----      ----       ----       ----        ----

  Total distributions                               (0.55)    (0.60)     (0.69)     (0.68)      (0.54)
                                                     ----      ----       ----       ----        ----

  Net asset value, end of period                   $10.45     $9.87      $9.91     $10.63      $10.30
                                                    =====     =====     ======     ======       =====
  Total return                                      11.71%     5.85%     (0.25)%     10.20%      9.26%

  SUPPLEMENTAL DATA AND RATIOS:

  Net assets, end of period, in thousands        $213,160  $167,717   $161,495   $149,977    $113,998

  Ratio of expenses to average net assets            0.45%     0.45%      0.45%      0.45%       0.45%

  Ratio of net investment income to                  5.36%     6.10%      5.57%      5.86%       6.05%
  average net assets

  Portfolio turnover rate                             410%      492%       396%        60%        218%

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

       The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

       BERT N. MITCHELL, CPA
       Chairman and Chief Executive Officer
       Mitchell & Titus LLP

       HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON THE BOARD OF BJ'S WHOLESALE CLUB, INC.; ACTIVE IN COMMUNITY AFFAIRS AND PHILANTHROPY.

       MARIO L. BAEZA, ESQ.
       Chairman and Chief Executive Officer
       TCW/Latin America Partners, L.L.C.

       REGARDED AS AN EXPERT ON CORPORATE FINANCE AND MERGERS AND ACQUISITIONS WITH A FOCUS ON LATIN AMERICAN BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL.

       JAMES W. COMPTON
       President and Chief Executive Officer
       Chicago Urban League

       HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; HOLDS B.A. FROM MOREHOUSE COLLEGE; SERVES ON SEVERAL BOARDS, INCLUDING THE FIELD MUSEUM AND DEPAUL UNIVERSITY.

       WILLIAM C. DIETRICH, CPA
       Director of Finance
       Shalem Institute for Spiritual Formation

       SERVES AS DIRECTOR OF FINANCE AND A FACULTY MEMBER OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION; HOLDS B.A. FROM GEORGETOWN UNIVERSITY.

       ROYCE N. FLIPPIN, JR.
       President, Flippin Associates

       HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS A.B. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

       JOHN G. GUFFEY, JR.
       Treasurer and Director, Silby Guffey & Co., Inc.
       Director, Calvert Social Investment Foundation

       TREASURER AND DIRECTOR OF VENTURE CAPITAL FIRM INVESTING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA; SERVES ON BOARDS OF LOCAL AND NATIONAL NONPROFIT INSTITUTIONS.

       MELLODY L. HOBSON
       President
       Ariel Capital Management, Inc.

       HOLDS A.B. FROM PRINCETON UNIVERSITY'S WOODROW WILSON SCHOOL; SERVES ON SEVERAL BOARDS, INCLUDING THE CHICAGO PUBLIC LIBRARY FOUNDATION AND THE FIELD MUSEUM.

       CHRISTOPHER G. KENNEDY
       President and Director
       Merchandise Mart Properties, Inc.

       EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

       JOHN W. ROGERS, JR.
       Chairman and Chief Executive Officer
       Ariel Capital Management, Inc.

       HOLDS AN A.B. FROM PRINCETON UNIVERSITY; SERVES ON SEVERAL BOARDS, INCLUDING THE JOHN S. AND JAMES L. KNIGHT FOUNDATION, BANK ONE CORPORATION AND THE CHICAGO URBAN LEAGUE AS CHAIRMAN.

       INVESTMENT ADVISER AND SUB-ADVISER

       Ariel Capital Management, Inc. is the investment adviser of the Ariel Premier Growth Fund and Ariel Premier Bond Fund. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone:
       312-726-0140 or 800-725-0140, web site: www.arielmutualfunds.com). With the approval of the Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company, a preeminent investment manager for large institutional clients, to act as Investment Sub-Adviser to the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Previously only accessible to accounts of $100 million or more, Lincoln Capital's skilled management is now available to all investors through these Funds. Subject to Ariel Capital Management's oversight, Lincoln Capital buys and sells securities for the Ariel Premier Growth Fund and Ariel Premier Bond Fund and conducts the research necessary to maintain the portfolios. Lincoln Capital is located at 200 South Wacker Drive, Chicago, IL 60606 (Telephone: 312-559-2880 or 800-764-9336).

PORTFOLIO MANAGERS

       ARIEL PREMIER GROWTH FUND

       Lincoln Capital Management Company manages Ariel Premier Growth Fund through an investment team. As of the date of this prospectus, the team is composed of ten members, which number may change from time to time.

       ARIEL PREMIER BOND FUND

       Lincoln Capital Management Company manages the Fund through a committee composed of four members:

       ANN H. BENJAMIN is a Principal and Managing Director of the firm with 21 years of investment experience. Prior to joining Lincoln Capital in 1997, she was a portfolio manager at Stein Roe from 1989 to 1997. Ann earned a Bachelor's degree from Chatham College and holds a Master's degree from Carnegie Mellon University.

       ANDREW A. JOHNSON is a Principal and Managing Director of the firm with 13 years of investment experience. He joined Lincoln Capital in 1989. Andy holds both a Bachelor of Science and a Master of Science from the Illinois Institute of Technology. He also earned an M.B.A. from the University of Chicago.

       RICHARD W. KNEE is a Principal and Managing Director of the firm with 22 years of investment experience. He joined Lincoln Capital in 1983. Rich earned a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.

       KENNETH R. MEYER is Chairman, Chief Executive Officer and Managing Director of the firm with 34 years of investment experience. He joined Lincoln Capital in 1981. Ken holds a Bachelor of Arts from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

ADMINISTRATION

       Ariel Capital Management, Inc. is responsible for the administrative services of all the Ariel Mutual Funds. These services include:

       -      opening shareholder accounts

       -      processing buy and sell orders for shares of the Funds

       - responding to shareholder requests for information on their accounts and on the Funds in general

       - preparing quarterly reports to shareholders detailing the Funds' strategies and performance

       -      preparing and distributing proxy materials to shareholders

       - marketing shares of the Funds through banks, brokers and other financial services firms under its wholly-owned subsidiary, Ariel Distributors, Inc.

       Ariel Capital Management has appointed an independent organization, Sunstone Financial Group, Inc., to perform the day-to-day FUND ADMINISTRATION, TAX REPORTING SERVICES and BLUE SKY FILINGS, as well as to prepare reports for the Board of Trustees. State Street Bank and Trust Company is the Funds' TRANSFER AGENT, FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each of the Funds daily, maintains shareholder records and oversees the payment of distributions to shareholders.

MANAGEMENT FEES

       ARIEL PREMIER GROWTH FUND

       Ariel Capital Management, Inc. is paid as investment adviser at the following annual rate: 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion.

       Lincoln Capital Management Company will be paid by Ariel

       Capital Management, Inc. (not the Fund) for its services as sub-adviser at the following annual rates: 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% over $2.5 billion of average daily net assets.

       However, no fee shall be due or payable to Lincoln Capital Management Company in respect to any day in which the net assets are less than $50 million.

       ARIEL PREMIER BOND FUND

       Ariel Capital Management, Inc. is paid as investment adviser at the annual rate of 0.35% of average daily net assets. For its administrative services for the Institutional Class, it is paid 0.10% of average daily net assets.

       For the fiscal year ended September 30, 2001, Lincoln
       Capital Management Company was paid by Ariel Capital Management (not the
       Fund) for its services as sub-adviser at the annual rate of 0.20% of average daily net assets.

SHAREHOLDER STATEMENTS AND REPORTS

       To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

       -      confirmation statements that verify a buy or sell transaction

       -      quarter-end and year-end consolidated account statements

       -      quarterly, semi-annual and annual Ariel Mutual Funds reports

       - average costs statements for certain types of accounts that sold shares during the year

       Duplicate statements can be requested by visiting our web site at www.arielmutualfunds.com or by calling 1-800-292-7435. Historical account information can be obtained by calling 1-800-292-7435 or visiting our award-winning web site at www.arielmutualfunds.com.

       MANAGING YOUR ARIEL ACCOUNT

       DOING BUSINESS WITH ARIEL

       Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central time. Our WEB SITE is available 24 hours a day, 7 days a week.

       ON THE WEB:
       www.arielmutualfunds.com

       BY PHONE:
       1-800-29-ARIEL (1-800-292-7435)

       IN WRITING:

       REGULAR MAIL:                        OVERNIGHT MAIL:
       State Street Bank & Trust Co.        NFDS
       Attn: Ariel Mutual Funds             Attn: Ariel Mutual Funds
       P.O. Box 219121                      330 West 9th Street
       Kansas City, MO 64121-9121           Kansas City, MO 64105
       (Telephone: 816-843-9700)            (Telephone: 816-843-9700)

MINIMUM INITIAL INVESTMENT

       The minimum initial investment in the Institutional Class of each Fund is $1,000,000.

CHOICES FOR ACCOUNT REGISTRATION

       You can open a new account through one of the methods presented below.

       - BY MAIL:
         Send a completed application to:

         REGULAR MAIL:                             OVERNIGHT MAIL:
         State Street Bank & Trust Co.             NFDS
         Attn:  Ariel Mutual Funds                 Attn:  Ariel Mutual Funds
         P.O. Box 219121                           330 West 9th Street
         Kansas City, MO  64121-9121               Kansas City, MO  64105
         (Telephone:  816-843-9700)                (Telephone:  816-843-9700)

       - BY WIRE:

         Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

         STATE STREET BANK & TRUST CO.             ABA# 101003621
         Attn:  Ariel Mutual Funds                 Account# 7528205
         127 West 10th Street
         Kansas City, MO  64105

ADDING TO AN EXISTING ARIEL ACCOUNT

       You may purchase additional shares via one of the methods presented below.

  *                 CONTACT US AT                        TO ENSURE YOUR CONVENIENCE
  By mail           REGULAR MAIL:                        Make your check payable to Ariel Mutual Funds.
                    State Street Bank & Trust Co.        Send it along with the bottom of your most
                    Attn:  Ariel Mutual Funds            recent account statement, or with a note that
                    P.O. Box 219121                      includes the registered account name, account
                    Kansas City, MO  64121-9121          number and the name of the Fund in which
                                                         you wish to invest.
                    OVERNIGHT MAIL:
                    NFDS
                    Attn:  Ariel Mutual Funds
                    330 West 9th Street
                    Kansas City, MO  64105
                    (Telephone:  816-843-9700)

  By wire           1-800-292-7435 to arrange            Provide our shareholder services representative
                    for this transaction, and wire       with your name, Social Security number, account
                    your investment to:                  number and Fund name, as well as the name
                    State Street Bank & Trust Co.        and address of the financial institution wiring
                    Attn:  Ariel Mutual Funds            the money.
                    127 West 10th Street
                    Kansas City, MO 64105
                    ABA# 101003621
                    Account# 7528205

PLEASE NOTE:

       - We calculate the number of shares you have purchased based on the net asset value of shares next computed after we receive your order.

       - We can accept purchases only in U.S. dollars drawn on U.S. banks. We CANNOT accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks or third-party checks.

       - If payment for your purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

SELLING ARIEL MUTUAL FUND SHARES

       Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                    CONTACT US AT                        TO ENSURE YOUR CONVENIENCE
       By wire      1-800-292-7435 to arrange            Call or send us a letter with the account name
                    for this transaction                 and number, as well as the number of shares
                                                         you wish to sell or the dollar amount you wish
                                                         to receive. WE WILL WIRE THE PROCEEDS TO THE
                                                         FINANCIAL INSTITUTION OF RECORD.

       By mail      REGULAR MAIL:                        Send us a letter with your account name,
                    State Street Bank & Trust Co.        account number and the number of shares
                    Attn:  Ariel Mutual Funds            you wish to sell or the dollar amount you wish
                    P.O. Box 219121                      to receive. A CHECK WILL BE SENT TO THE ADDRESS
                    Kansas City, MO  64121-9121          OF RECORD.

                    OVERNIGHT MAIL:
                    NFDS
                    Attn:  Ariel Mutual Funds
                    330 West 9th Street
                    Kansas City, MO  64105
                    (Telephone:  816-843-9700)

       By phone     1-800-292-7435 to arrange            Provide our shareholder services representative
                    for this transaction                 with your name, Social Security number and
                                                         account number.

PLEASE NOTE:

       - You may sell all or any portion of your Ariel Premier Growth Fund shares on any day the New York Stock Exchange is open for business, and your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

       -      We must receive your sell request before New York Stock Exchange
              (NYSE) Closing Time (normally 3:00pm Central Time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your sell request at the NAV next calculated on the following business day.

       - We normally send the proceeds of your sale to you the next business day except, as noted, in the case of shares purchased by mail or through Automatic Investment. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven (7) days to send your proceeds.

       - We only honor telephone sales requests up to $100,000. We require a signature guarantee if you want to sell more than $100,000 in shares.

       - We either send proceeds of such sales to the registered address of the account or we require a signature guarantee if you instruct us to make payment to anyone other than the shareholder of record at the address on file for your account. Any changed address must be on file with us for no less than sixty (60) days.

       -      We may charge a $10 fee to process wire sales.

       - If a sale or transfer of shares reduces the value of your account below $1,000,000, we reserve the right to close your account and send you the proceeds with thirty (30) days written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

       - Qualified broker-dealers may charge a fee for processing a sale or purchase.

       - We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

SHAREHOLDER SERVICES

       CONFIRMING YOUR TRANSACTIONS

       We will send you a written confirmation of every purchase and sale, including automatic purchases and sales. Please review the confirmation for accuracy.

       SECURING YOUR TELEPHONE ORDERS

       Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone privileges to exchange only. If you do not want the flexibility of telephone privileges, decline those services on your account application or call 1-800-292-7435.

       EXCHANGING SHARES

       You may exchange the shares of any Ariel Mutual Fund you own for shares of another Ariel Mutual Fund. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each Fund, you do not have to pay for the exchange. You should read the prospectus for any new Fund in which you invest. You can obtain prospectuses by calling 1-800-29-ARIEL (1-800-292-7435) or by visiting our award-winning web site at www.arielmutualfunds.com.

       PLEASE NOTE:

       - To switch shares from one Ariel account to another Ariel account, call 1-800-292-7435.

       - Each exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

       - Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

       - If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone exchanges on your behalf.

       - You must allow at least 24 hours to make a second exchange between any one pair of Ariel Mutual Funds.

       - We must receive your exchange request before New York Stock Exchange (NYSE) Closing Time (normally 3:00pm Central time) in order for you to receive that day's closing price. If we receive your request after Closing Time, we will process your exchange at the NAV next calculated on the following business day.

       EXCHANGE PLAN RESTRICTIONS

       ARIEL MUTUAL FUNDS DOES NOT PERMIT MARKET-TIMING AND HAS ADOPTED THE FOLLOWING POLICIES TO DISCOURAGE THIS PRACTICE:

       - Generally, you will be permitted to make up to four (4) round trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again).

       - Shares of the fund you are exchanging into must be available for sale in your state.

       - If your account is subject to back-up withholding, you may not use the exchange plan.

       - Ariel may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges. Excessive trading can hurt Fund performance and shareholders.

       - Ariel may refuse exchange purchases by any person or group, if Ariel believes that the purchase will be harmful to existing shareholders.

       - Ariel may terminate or modify exchange privileges at any time, but will attempt to give sixty (60) days prior notice or as much prior notice as is reasonably possible.

CALCULATING THE FUND'S SHARE PRICES

       We calculate the price of the Fund's shares at net asset value (NAV) as of the close of regular trading on the New York Stock Exchange (normally 3:00pm Central time) every day the Exchange is OPEN FOR BUSINESS.* The NAV is computed by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding.

       Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

DISTRIBUTIONS

       Net realized capital gains are distributed to all shareholders at least annually. Net investment income for the Ariel Premier Growth Fund is declared and distributed once per year and usually accompanies the net capital gains distribution. Net investment income for the Ariel Premier Bond Fund is declared daily and is paid monthly. You may receive your Fund dividends and/or capital gains distributions in several ways:

       - REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares. The share price is computed as of the ex-dividend date.

       - INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for income dividends. If you prefer, Ariel will wire your dividend proceeds directly to your bank or financial institution. You

[SIDENOTE]

       *THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

       must establish this feature at least ten (10) days prior to the distribution.

       - CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing ten (10) days prior to the payment date. Please refer to the mailing address on page 28.

       PLEASE NOTE:

       - Ariel will automatically reinvest distributions for IRA shareholders who are under age 59 1/2. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

       - For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks within five (5) business days following the payable date.

TAXES

       The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a 1099.

       If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

[SIDENOTE]

       !TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

PRIVACY NOTICE

PRIVACY NOTICE

       We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

       We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                         [COMPANY LOGO](SM)

       Additional information about Ariel Mutual Funds is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

       You can also find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated February 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

       ARIEL MUTUAL FUNDS
       P.O. BOX 219121
       KANSAS CITY, MO 64121-9121
       1-800-29-ARIEL (1-800-292-7435)
       www.arielmutualfunds.com

       You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an email to publicinfo@sec.gov.


                                                              [COMPANY LOGO](SM)
                                                              ARIEL MUTUAL FUNDS
                                        Investment Company Act File No. 811-4786
                                                       Inst. Rev. Pro. 9-30-2002

                             ARIEL INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2002
                          AS AMENDED SEPTEMBER 30, 2002

                                   ARIEL FUND
                             ARIEL APPRECIATION FUND
                            ARIEL PREMIER GROWTH FUND
                             ARIEL PREMIER BOND FUND

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                         1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com

         Ariel Fund ("Ariel Fund"), Ariel Appreciation Fund ("Appreciation Fund"), Ariel Premier Growth Fund ("Premier Growth Fund") and Ariel Premier Bond Fund ("Bond Fund") (collectively, the "Ariel Mutual Funds" or the "Funds") are series of Ariel Investment Trust, formerly known as Ariel Growth Fund (the "Trust").

         The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 2001 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Funds.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES DATED FEBRUARY 1, 2002 AND ANY SUPPLEMENTS THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                          3
INVESTMENT RESTRICTIONS                                                      3
INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL APPRECIATION FUND
   AND ARIEL PREMIER GROWTH FUND                                             8
INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND             10
TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION                       21
TOTAL RETURN AND DISTRIBUTION RATES                                         22
DIVIDENDS, CAPITAL GAINS AND TAXES                                          24
PURCHASING, EXCHANGING, AND REDEEMING SHARES                                26
PRICING SHARES                                                              28

IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL PREMIER
   GROWTH FUND AND ARIEL PREMIER BOND FUND                                  29
INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR                  30
METHOD OF DISTRIBUTION                                                      33
TRANSFER AGENT AND CUSTODIAN                                                34
PORTFOLIO TRANSACTIONS                                                      34
INDEPENDENT AUDITORS                                                        35
TRUSTEES AND OFFICERS                                                       36
COMPENSATION SCHEDULE                                                       37
SIGNIFICANT SHAREHOLDERS                                                    38
APPENDIX                                                                    40

                               GENERAL INFORMATION

         The Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund are series of Ariel Investment Trust (f/k/a Ariel Growth
Fund), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

         Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

         Both the Ariel Premier Growth Fund and the Ariel Premier Bond Fund currently offer two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors. Institutional Class shares are sold and redeemed at net asset value and are not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors and is sold and redeemed at net asset value, but is subject to Rule 12b-1 distribution fees.

         The Prospectuses and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions for its Funds. Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting. The restrictions described as non-fundamental, which apply to the Ariel Premier Growth Fund and the Ariel Premier Bond Fund, may be changed without shareholder approval.

ARIEL FUND AND ARIEL APPRECIATION FUND

         The Ariel Fund and Ariel Appreciation Fund have adopted the following FUNDAMENTAL investment restrictions; neither Fund may:

         (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

         (2) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

         (3) Purchase more than 10% of the outstanding voting securities of any issuer.

         (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements -- Loans of Portfolio Securities.")

         (5) Underwrite the securities of other issuers.

         (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Ariel Fund's total assets would be so invested.

         (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

         (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

         (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

         (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

         (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

         (12) Invest for the purpose of exercising control or management of another issuer.

         (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

         (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

         (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

         (17) Engage in arbitrage transactions. Restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

ARIEL PREMIER GROWTH FUND

         The Ariel Premier Growth Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

         (1) With respect to 75% of its total assets, purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

         (2) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in any one industry.

         (3) Purchase more than 10% of the outstanding voting securities of any issuer.

         (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements -- Loans of Portfolio Securities.")

         (5) Underwrite the securities of other issuers.

         (6) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

         (7) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

         (8) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

         In addition to the foregoing restrictions, the Ariel Premier Growth Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

         (1) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 15% of the Fund's net assets would be so invested.

         (2) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

         (3) Invest for the purpose of exercising control or management of another issuer.

ARIEL PREMIER BOND FUND

         The Ariel Premier Bond Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

         (1) Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

         (2) Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

         (3) Diversification of Fund Investments.

                  (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

                  (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

         (4) Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

         (5) Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

         (6) Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

         (7) Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

         (8) Officer and Trustees. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

         In addition to the foregoing restrictions, the Ariel Premier Bond Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

         (1) Margin. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

         (2) Borrowing. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

         (3) Futures. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

         (4) Illiquid Securities. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

         (5) Ownership of Portfolio Securities by Officers and Directors. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

         (6) Lending portfolio securities. The Fund may not loan portfolio securities.

         (7) Oil and Gas Programs. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

         (8) Investment Companies. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (9) Unseasoned Issuers. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

NAME POLICY

         Under normal market conditions, the Ariel Premier Bond Fund will invest at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed income securities for which a ready market exists.

         The Fund will mail to its shareholders a notice at least sixty (60) days before changing its name or the above policy.

            INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL
                APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND

         Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Stock Fund (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) will normally invest its assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. On occasion, however, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks.

THE FUNDS MAY LEND THEIR PORTFOLIO SECURITIES

         Securities of a Fund may be loaned to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. A Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets.

         The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

         Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser and, if applicable, Sub-Adviser, deems creditworthy and only on such terms as the Adviser and, if applicable, Sub-Adviser, believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

REPURCHASE AGREEMENTS

         A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of a Fund's assets. Repurchase agreements are short-term money market investments, designed to generate current income.

         A Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser and, if applicable, the Sub-Adviser.

         A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

DEBT OBLIGATIONS

         Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on Ariel Capital Management, Inc.'s (the "Adviser") and, if applicable, Lincoln Capital Management Company's (the "Sub-Adviser" or "Lincoln Capital") evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa), by Standard & Poor's Corporation (AAA, AA, A, or BBB), or by Fitch IBCA, Duff & Phelps (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser and, if applicable, the Sub-Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's, F2 or better by Fitch IBCA, Duff & Phelps or, if not rated, is of comparable quality as determined by the Adviser and, if applicable, the Sub-Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Stock Fund is downgraded below the lowest permissible grade, the Stock Fund is not required to sell the security, but the Adviser and, if applicable, the Sub-Adviser, will consider the downgrade in determining whether to hold the security. In any event, a Stock Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Stock Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

         INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN

         The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

DURATION

         Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the

Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Capital intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

         The Fund's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise.

INTEREST RATE DECISIONS

         Lincoln Capital seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Capital's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately four to five years. The Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

         The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Capital. Changes in the Fund's duration are based on a disciplined evaluation of three factors:

         (a)      Economic activity and capacity for growth;
         (b)      U.S. Government monetary policy; and
         (c)      Expectations for inflation.

         The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

         Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by the Lincoln Capital's Fixed Income Group working as a team. These decisions are based on Lincoln Capital's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Capital's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

SECTOR EMPHASIS AND SECURITY SELECTION

         Sector and security selection decisions are based on Lincoln Capital's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Capital maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

         Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at Lincoln Capital reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities and by comparing judgments among outside sources to internal credit judgments, Lincoln Capital believes that credit risk can be managed and reduced. It is unlikely that Lincoln Capital will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

FUND INVESTMENTS

         IN GENERAL. The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

         All of the debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB) or Fitch IBCA, Duff & Phelps (AAA, AA, A, or BBB), or that are not rated by Moody's, S&P or Fitch IBCA, Duff & Phelps but deemed to be of comparable quality by Lincoln Capital. At the time of investment, at least 80% of the Fund's net assets will be invested in U.S. Government Securities and A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the net assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to automatically sell the issue, but Lincoln Capital will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Capital will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. Please also see the discussion entitled "Debt Obligations" on page 10 of this Statement of Additional Information for more information.

         The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the Fund`s portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. GOVERNMENT SECURITIES

         There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

         The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

CORPORATE BONDS

         The Fund will normally invest in corporate issues that are rated A or better by Moody's, S&P or Fitch IBCA, Duff & Phelps, or which are not rated by Moody's, S&P or Fitch IBCA, Duff & Phelps but are deemed by Lincoln Capital to be of comparable quality.

         The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

YANKEE BONDS

         Some of the debt securities in which the Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, currency fluctuations may adversely affect the ability of the borrower to repay the debt and may increase the possibility of default. In addition, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Capital will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.

LOANS OF PORTFOLIO SECURITIES

         The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

         The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

         The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by Lincoln Capital. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

MORTGAGE DOLLAR ROLLS

         The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which the Fund enters into a dollar roll transaction is not obliged to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

         The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940, described below, will not apply to such transactions.

         The Fund may be released from its obligations under a dollar roll agreement by selling its position to another party at any time prior to the settlement date. The Fund may realize a gain or loss on such a sale. If the Fund realizes a gain, it will not be able to collect its profit until the original settlement date of the agreement. Because dollar roll transactions may be for terms ranging between one and six months, the amount of any such gain may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes called tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity tranche. Investors holding the longer maturity tranches receive principal only after the first tranche has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Fund's investments are limited to Planned Amortization Class and sequential issues.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple tranches having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         ADDITIONAL RISKS. Investments by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OTHER ASSET-BACKED SECURITIES

         The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

         AUTOMOBILE RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile

Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk than mortgage-related securities.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

         CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

         Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

         ADDITIONAL RISKS. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

         The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund, as a holder of these securities, may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

DELAYED DELIVERY TRANSACTIONS

         The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, an account with a designated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the designated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

BORROWING

         The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

ILLIQUID SECURITIES

         The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

         As to seventy-five percent of its total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows Lincoln Capital to invest more than 5% of the Fund's total assets in a single issuer. In the event that Lincoln Capital chooses to make such an investment, it may expose the Fund to greater risk. However, Lincoln Capital does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Fund's total assets.

         The Fund will not purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in any one industry.

         TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION

         The Funds may advertise total returns and, in addition, the Ariel Premier Bond Fund may advertise yield, both of which are based on historical results and are not intended to indicate future performance.

         TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

         YIELD. Quotations of yield for the Bond Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (I.E., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

         From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

                       TOTAL RETURN AND DISTRIBUTION RATES

         TOTAL RETURN

         The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as each of the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where P = the amount of an assumed initial investment in shares of a Fund (less the maximum sales charge, if any, during the period); T = average annual total return; n = the number of years from initial investment to the end of the period; and ERV = the ending redeemable value of shares held at the end of the period.

         The average annual total returns for each of the Funds' shares for the periods indicated are as follows:

         ARIEL FUND

PERIODS ENDED SEPTEMBER 30, 2001                                              AVERAGE ANNUAL TOTAL RETURN
--------------------------------                                              ---------------------------
One year                                                                                12.24%
Five years                                                                              14.94%
Ten years                                                                               12.59%
From inception (November 6, 1986)                                                       13.80%

         ARIEL APPRECIATION FUND

PERIODS ENDED SEPTEMBER 30, 2001                                              AVERAGE ANNUAL TOTAL RETURN
--------------------------------                                              ---------------------------
One year                                                                                 8.83%
Five years                                                                              15.63%
Ten years                                                                               13.02%
From inception (December 1, 1989)                                                       13.03%

         ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS

PERIODS ENDED SEPTEMBER 30, 2001                                              AVERAGE ANNUAL TOTAL RETURN
--------------------------------                                              ---------------------------
One year                                                                               11.71%
Three years                                                                             5.66%
Five years                                                                              7.27%
From inception (October 1, 1995)                                                        6.71%

         ARIEL PREMIER BOND FUND -  INVESTOR CLASS

PERIODS ENDED SEPTEMBER 30, 2001
One year                                                                              11.27%
Three years                                                                            5.24%
From inception (February 1, 1997)                                                      6.71%

         There is no information regarding total returns available for the Ariel Premier Growth Fund as the inception date for this Fund is February 1, 2002.

         Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year.

         Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

YIELD

         The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         6
         Yield = 2 [({a-b} OVER {cd} + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

         Based upon the 30-day period ended September 30, 2001 the yield for the Bond Fund's Institutional Class of shares was 4.25% and 3.69% for the Investor Class of shares.

NONSTANDARDIZED TOTAL RETURN

         The Funds may provide the above described standard total return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Funds' operations. In addition, the Funds may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

         The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Bond Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 2001, the historical distribution rate with respect to the Bond Fund's Institutional Class Shares was 5.23% and for the Investor Class was 4.84%.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Bond Fund's Institutional Class shares for the quarter ended September 30, 2001 was 4.47% and for the Investor Class was 4.08%.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

         The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

         The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").

         Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

         Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

         Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds' income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

         At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

         If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold or exchanged. However, the Trust believes that an exchange between classes of the same fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

         The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

         In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

                  PURCHASING, EXCHANGING, AND REDEEMING SHARES

         This information supplements the discussion in the Funds' Prospectuses under the heading, "Managing Your Ariel Account." Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers that have a sales agreement with Ariel Distributors, Inc. ("Qualified Dealer"). Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees.

PURCHASING THROUGH RETIREMENT PLANS

         Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

         You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax advisory to determine which options are best suited to your needs. The Adviser may determine from time to time to waive the annual fee for IRA accounts.

- Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

- Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

- Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

- Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

- Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

- 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

WHEN YOUR ACCOUNT WILL BE CREDITED

         Certain financial institutions or broker-dealers or their respective designees which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

OTHER INFORMATION ABOUT PURCHASING SHARES

         Although there is no sales charge imposed by the Funds when you purchase shares directly, certain Qualified Dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

OTHER INFORMATION ABOUT EXCHANGING SHARES

         All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

         You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

TELEPHONE TRANSACTIONS

         During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

SPECIAL SERVICES AND CHARGES

         The Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

         If you are purchasing shares of a Fund through a program of services offered by a Qualified Dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

         SYSTEMATIC CHECK REDEMPTIONS. If you maintain an account with a balance of $25,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed.

OTHER INFORMATION ABOUT REDEMPTIONS

         If you redeem shares through Qualified Dealers or other financial institutions, you may be charged a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

                                 PRICING SHARES

NET ASSET VALUE

         The net asset value per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price. All other securities for which reliable bid and ask quotations are available are valued at the mean between the bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available are fairly valued by the Adviser in good faith under the supervision of the Board of Trustees.

          IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL
                PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND

         Shares of the Funds are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the Prospectus. In addition, Institutional Class shares of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund may be purchased using securities, so long as the securities delivered to either Fund meet the investment objective and policies of the respective Fund, including its investment restrictions, and are otherwise acceptable to Lincoln Capital, which reserves the right to reject all or any part of the securities offered in exchange for shares of either Fund. Among other things, Lincoln Capital will consider the following criteria in determining whether to accept securities for "in-kind" purchase of either Fund's shares:

         (1) The securities offered by the investor in exchange for shares of either Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

         (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by either Fund to value its portfolio securities.

         Both Funds believe that this ability to purchase Institutional Class shares of either Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to either Fund may include the ability to acquire desirable securities at a lower transaction cost.

         An investor who wishes to make an "in-kind" purchase must furnish in writing to the appropriate Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the proper Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

         The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

           INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR

         Ariel Capital Management, Inc. (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser and services administrator under management agreements with the Trust ("Management Agreement") for each of the Funds.

         Management Agreements between the Trust and the Adviser for each of the equity funds and the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser for the Bond Fund will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. Any Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

         Pursuant to the Management Agreement for the Ariel Fund and Ariel Appreciation Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds' day-to-day management and administration.

         The Management Agreement for the Ariel Premier Growth Fund is similar.

         The Adviser is paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2001, the fee was 0.65% of average daily net assets.

         The Adviser is paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2001, the fee was 0.75% of average daily net assets.

         The Adviser is paid for its investment adviser services for both classes of the Ariel Premier Growth Fund at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion.

         Fees paid to the Adviser for the fiscal years ended September 30, 1999, 2000 and 2001 were $1,327,000, $1,352,314 and $2,165,208, respectively, for the
Ariel Fund and $2,454,699, $2,280,148 and $3,264,872, respectively, for the Ariel Appreciation Fund. No reimbursements were made by the Adviser in any of the specified fiscal years.

         The Ariel Stock Funds (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that: (1) with respect to each of the Ariel Fund and Ariel Appreciation Fund, the Adviser must reimburse either Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million; (2) with respect to the Ariel Premier Growth Fund - Investor Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 1.25% of the average daily net assets of the Investor Class shares; and
(3) with respect to the Ariel Premier Growth Fund - Institutional Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 0.65% of the average daily net assets of the Institutional Class shares. In addition, the Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004.

         Lincoln Capital Management Company (the "Sub-Adviser" or "Lincoln Capital"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Under Subadvisory agreements with the Adviser, Lincoln Capital manages the day-to-day investment operations for both the Premier Growth Fund and Premier Bond Fund. The Funds pay no fees directly to Lincoln Capital.

         For the Premier Growth Fund, the Adviser and Sub-Adviser have entered into an agreement that requires the Sub-Adviser to pay the Adviser one million dollars if, before the date that the total net assets of the Ariel Premier Growth Fund are at least one billion dollars, there is a change in ownership of the Sub-Adviser of at least twenty-five percent in any period of twelve consecutive months or more than fifty percent in any period of thirty-six consecutive months. In addition, if any change in the Sub-Adviser's ownership requires a fund shareholder meeting and vote for the Sub-Adviser to continue acting as a sub-adviser, the Sub-Adviser will pay all costs incurred in respect to such shareholder meeting and vote.

         Lincoln Capital will be paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Growth Fund at the annual rate of 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets. However, no fee shall be due or payable to Lincoln Capital in respect to any day in which the net assets are less than $50 million.

         Lincoln Capital is paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Bond Fund at the annual rate of 0.30% of the first $50 million of average daily net assets; 0.20% for the next $50 million of average daily net assets; 0.15% for the next $150 million of average daily net assets; and 0.10% for the average daily net assets over $250 million. For the fiscal year ended September 30, 2001, Lincoln Capital was paid by the Adviser at the annual rate of 0.20% of average daily net assets.

         Under the Investment Advisory Agreement for the Bond Fund, the Adviser performs or supervises the investment and reinvestment of the assets of the Bond Fund and is responsible for certain management services that are necessary or desirable to the operation of the Bond Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the Investment Company Act of 1940. The management services provided by the Adviser consist of maintaining the Bond Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Bond Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Bond Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement. For the services under the Investment Advisory Agreement, the Adviser is paid at the annual rate of 0.43% of average daily net assets less than $500 million; 0.41% of average daily net assets of $500 million or more but less than $1 billion; 0.39% of average daily net assets of $1 billion or more but less than $1.5 billion; 0.37% of average daily net assets of $1.5 billion or more but less than $2 billion; and 0.35% of average daily net assets of $2 billion or more.

         The Adviser also performs services for the Bond Fund under the Administrative Services Agreement as described in the Prospectus. For the services under the Administrative Services Agreement, the Bond Fund - Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Bond Fund - Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to the Adviser for the fiscal years ended September 30, 1999, 2000 and 2001 were $556,735, $578,576 and $677,162, respectively, under the Advisory Agreement and $162,666, $169,313 and $201,032, respectively, under the Administrative Services Agreement.

         The Adviser has entered into an agreement with Sunstone Financial Group, Inc. ("Sunstone") under which Sunstone provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, Sunstone performs fund administration services and prepares reports for the Board of Trustees. For its services, Sunstone receives from the Adviser 0.045% of the average net assets of the Funds. Sunstone does not receive any compensation from the Funds.

         In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor, Ariel Distributors, Inc., acts as a shareholder servicing agent. For its services, the Distributor receives a fee from each such fund at the rate of 0.25% of the average net assets of each account in such funds established through the use of the exchange privilege pursuant to a Rule 12b-1 distribution plan adopted by the SSgA Money Market Fund.

         The Adviser and Sub-Adviser have adopted Code of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which either Fund has a pending buy or sell order, (ii) which either Fund is considering buying or selling, or (iii) which either Fund purchased or sold within seven calendar days.

                             METHOD OF DISTRIBUTION

         Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement, Ariel Distributors receives a fee at the annual rate of 0.25% of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets for its distribution services and for assuming certain marketing expenses. There is no 0.25% fee for the Institutional Classes of Ariel Premier Growth Fund and Ariel Premier Bond Fund. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

         The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Funds (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets in connection with the distribution of the Fund's shares.

         During the fiscal year ended September 30, 2001, the Ariel Fund and Ariel Appreciation Fund paid Distribution Plan expenses of $832,772 and $1,088,291, respectively, to the principal underwriter. Of the total amounts paid $1,398,199 was used to pay broker-dealers for their distribution and maintenance services and $522,864 was used for advertising, shareholder account maintenance, printing and related costs. The Ariel Premier Growth Fund - Investor Class paid no Distribution Plan expenses because it is a new fund.

         During the last fiscal year ended September 30, 2001, the Premier Bond Fund - Investor Class paid Distribution Plan expenses of $12,596 to Ariel Distributors. Of this amount, $11,925 was used to pay broker-dealers for their distribution and maintenance services and $671 was used for advertising, shareholder account maintenance, printing and related costs.

         The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

         The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

         The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of majority of the Independent Trustees and
(ii) the vote of a majority of the entire Board of Trustees.

         Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

         The Funds have authorized certain Qualified Dealers to accept on their behalf purchase and redemption orders. Such Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized Dealer or such Dealer's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by an authorized Dealer or such Dealer's designee.

                          TRANSFER AGENT AND CUSTODIAN

         State Street Bank and Trust Company ("State Street") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Funds' investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser and, where appropriate, the Sub-Adviser, under the direction and supervision of the Trust's Board of Trustees.

         For Ariel Stock Fund transactions, the Trust seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers that provide the Trust with statistical, research, or other information and services may be selected. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Adviser and, if applicable, the Sub-Adviser, determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Research services furnished by investment firms may be utilized by the Adviser and the Sub-Adviser in connection with their investment services for other accounts; likewise, research services provided by investment firms used for other accounts may be utilized by the Adviser and Sub-Adviser in performing their services for the Trust. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Adviser and Sub-Adviser, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Adviser's and the Sub-Adviser's normal research activities or expenses.

         The Adviser and the Sub-Adviser may also execute Fund transactions with or through broker-dealers who have sold shares of the Funds. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

         Lincoln Capital is responsible for the placement of portfolio transactions for the Premier Growth Fund and the Premier Bond Fund. Generally, Lincoln Capital manages the Premier Bond Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to its management of each Fund's portfolio, the Sub-Adviser also acts as investment adviser to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for a Fund and one or more clients of the Sub-Adviser. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect a Fund but that Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund during fiscal years 1999, 2000 and 2001 were $645,908, $771,440 and $1,432,135, respectively. No brokerage commissions were paid by the Premier Bond Fund during fiscal years 1999, 2000 and 2001.

                              INDEPENDENT AUDITORS

         The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              TRUSTEES AND OFFICERS

         Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund's shareholders. Set forth below are the principal occupations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 51, Trustee. Mr. Baeza is Chairman and Chief Executive Officer of TCW/Latin America Partners, L.L.C. a venture capital firm. Formerly, he was President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc. Address: 200 Park Avenue, Suite 2100, New York, New York 10166.

JAMES COMPTON, 63, Trustee. Mr. Compton is President and Chief Executive Officer of Chicago Urban League. Address: 4510 S. Michigan Ave., Chicago, IL 60653.

WILLIAM C. DIETRICH, CPA, 52, Trustee. Mr. Dietrich is Director of Finance and Senior Program Staff Member, Shalem Institute for Spiritual Formation, Inc.; previously he was an independent financial consultant; prior thereto he served as Director of Finance & Administration for Streamline.com, Inc. - Washington Division and Vice President, Division Controller of Streamline Mid-Atlantic, Inc. (computerized shopping service); prior thereto as Vice President and Chief Financial Officer for Shopping Alternatives, Inc. Address: 5430 Grosvenor Lane, Suite 100, Bethesda, Maryland 20814.

ROYCE N. FLIPPIN, JR., 67, Trustee. Mr. Flippin is President of Flippin Associates, a consulting organization. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT. Address: 51 Frost Avenue, East Brunswick, New Jersey 08816.

JOHN G. GUFFEY, JR., 53, Trustee. Mr. Guffey is Treasurer and Director of Silby Guffey and Co., Inc., a venture capital firm. Mr. Guffey also serves as a director of Calvert Social Investment Foundation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 38, Trustee. Mr. Kennedy has served for the past six years as both an Executive (currently President) and Director of Merchandise Mart Properties, Inc., a real estate management firm, and its subsidiaries. Executive Director of Vornado Realty Trust, a publicly traded real estate investment trust. Address: Merchandise Mart Properties, Inc., 222 Merchandise Mart, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, CPA, 63, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman and CEO of Mitchell & Titus L.L.P. (certified public accounting firm). Address: One Battery Park Plaza, 27th Floor, New York, New York 10004.

*JOHN W. ROGERS, JR., 43, Trustee. Mr. Rogers is Chairman and Chief Executive Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MELLODY L. HOBSON, 32, Trustee and President. Ms. Hobson is President of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*MERRILLYN J. KOSIER, 42, Vice President. Ms. Kosier is Senior Vice President and Director of Mutual Fund Marketing of Ariel Capital Management. Ms. Kosier is also the President of Ariel Distributors, Inc. Formerly, Ms. Kosier served as Senior Vice President of Marketing and Shareholder Services of Wanger Asset Management, the investment adviser to the Acorn Funds. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*JAMES W. ATKINSON, 51, Vice President and Treasurer. Mr. Atkinson is also Executive Vice President and Chief Financial & Administrative Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROGER P. SCHMITT, 44, Vice President, Assistant Secretary, and Assistant Treasurer. Mr. Schmitt is also Chief Information Officer of Ariel Capital Management. Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*SHELDON R. STEIN, 73, Vice President and General Counsel. Mr. Stein is also a Vice President and General Counsel of both Ariel Capital Management and Ariel Distributors, Inc. Mr. Stein joined Ariel Capital Management in January 2001. Formerly, Mr. Stein was a partner at the law firm of D'Ancona & Pflaum LLC.
Address: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

*ROXANNE WARD, 47, Vice President and Secretary. Ms. Ward is also Vice President and Secretary of Ariel Capital Management. Previously, Ms. Ward served as First Assistant General Counsel/Board Liaison of the Chicago Park District. Address:
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

------------
*Officers and Trustees deemed to be "interested persons" of the Funds under the Investment Company Act of 1940.

                              COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2000, compensation paid by the Ariel Fund and Ariel Appreciation Fund to the Trustees not affiliated with the Adviser was as follows:

                                                                                                  AGGREGATE
                                                                                                 COMPENSATION
                                                       ARIEL                ARIEL               FROM FUND AND
                                                    APPRECIATION           PREMIER             FUNDS IN COMPLEX
          NAME(1)               ARIEL FUND              FUND              BOND FUND          PAID TO TRUSTEES(1)
Mario L. Baeza                    $4,667               $4,667                -0-                    $9,334
James Compton                     $5,000               $5,000                -0-                   $10,000
William C. Dietrich               $5,000               $5,000                -0-                   $10,000
Royce N. Flippin, Jr.             $4,667               $4,667                -0-                    $9,334
John G. Guffey, Jr.               $4,667               $4,667                -0-                    $9,334
Christopher G. Kennedy            $4,333               $4,333                -0-                    $8,666
Bert N. Mitchell                  $5,667               $5,667                -0-                   $11,334

(1) The Funds did not pay compensation to Trustees affiliated with the Advisor.

         No compensation was paid by the Ariel Premier Growth Fund because it is a new fund.

                            SIGNIFICANT SHAREHOLDERS

         The following tables list the holders of record of five percent or more of the outstanding shares of the Ariel Fund, Ariel Appreciation Fund and both classes of the Ariel Premier Bond Fund as of January 10, 2002:

ARIEL FUND (520)

NAME AND ADDRESS                                  NUMBER OF SHARES OWNED               % OF OUTSTANDING SHARES
Charles Schwab & Co. Inc.                             2,225,397.8290                            13.55%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA  94101-4122

Illinois State Employees Deferred                     1,651,309.9890                            10.06%
Compensation
200 W. Washington
Springfield, IL 62706-0001

Fidelity Investments Institutional                    1,552,169.8860                             9.45%
Operations Co., Inc. (FIIOC)
100 Magellan Way
Covington, KY 41015-1999

National Financial Services Corp.                     1,508,784.1920                             9.19%
Attn: Mutual Funds Department
5th Floor
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

VALIC Separate Account A                              1,476,672.6030                             8.99%
Attn: Chris Bauman
2919 Allen Parkway, #L7-01
Houston, TX 77019-2142

ARIEL APPRECIATION FUND (521)

NAME AND ADDRESS                                NUMBER OF SHARES OWNED                 % OF OUTSTANDING SHARES
Charles Schwab & Co. Inc.                           3,326,006.1730                             15.98%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94101-4122

                                       38

Fidelity Investments Institutional                  2,518,287.7940                             12.10%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1999

VALIC Separate Account                              2,451,288.3510                             11.78%
Attn: Chris Bauman
2919 Allen Parkway, #L7-01
Houston, TX 77019-2142

Great West Life & Annuity Co.                       1,903,443.7240                              9.15%
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Rd.
Englewood, CO 80111-5037

National Financial Services Corp.                   1,465,601.7660                              7.04%
Attn: Mutual Funds Department
One World Financial Center
200 Liberty Street, Fifth Floor
New York, NY 10281-1003

ARIEL PREMIER BOND FUND, INVESTOR CLASS (524)

            NAME AND ADDRESS                     NUMBER OF SHARES OWNED                % OF OUTSTANDING SHARES
Fidelity Investments Institutional                    356,153.9140                             40.08%
Operations Co.,  Inc.
100 Magellan Way
Covington, KY 41015-1999

Merrill Lynch Pierce Fenner & Smith                   92,837.8460                              10.45%
Attn: Fund Administration
4800 Deer Lake Drive East
Third Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.                             76,904.9660                               8.65%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS (523)

           NAME AND ADDRESS                     NUMBER OF SHARES OWNED                 % OF OUTSTANDING SHARES
Commonwealth Life Insurance Co.                     8,312,285.7900                             43.12%
Aegon Corp.
c/o Marilyn Stout
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499-0001


                                       39

Comerica Bank                                       2,822,996.3300                             14.64%
Cust IBEW Local 9 & Outside
Contractors Pension Plan
High Point Plaza Office Ctr.
4415 Harrison St., Ste 330
Hillside, IL 60162-1905

Northern Trust Co                                   2,236,079.3590                             11.60%
Cust. Hotel Empl. & Restaurant Empl.
International Union Pension Fund
P.O. Box 92956
Chicago, IL 60675-2956

Putnam Fiduciary Trust Co.                          1,791,409.2170                              9.29%
IBEW Local 134 Joint Pension Trust
Attn: DCPA Doug Denigris
P.O. Box 9740
Providence, RI 02940-9740

LaSalle National Bank Cust                          1,442,058.0900                              7.48%
FBO Chicagoland Race Meet Operators
P.O. Box 1443
Chicago, IL 60690-1443

MANAGEMENT OWNERSHIP. As of January 1, 2002, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of the Ariel Fund, less than 1% of the Ariel Appreciation Fund, less than 1% of the Ariel Premier Bond Fund - Investor Class shares and less than 1% of the Ariel Premier Bond Fund - Institutional Class shares.

                                    APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch IBCA, Duff & Phelps investment grade credit ratings:

AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following is a description of Fitch IBCA, Duff & Phelps short-term credit ratings:

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


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